UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-03651

Touchstone Strategic Trust – December Funds
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2015

Annual Report

Touchstone Strategic Trust

Touchstone Dynamic Equity Fund

Touchstone Controlled Growth with Income Fund

(formerly known as Touchstone Conservative Allocation Fund)

Touchstone Dynamic Diversified Income Fund

(formerly known as Touchstone Balanced Allocation Fund)

Touchstone Dynamic Global Allocation Fund

(formerly known as Touchstone Moderate Growth Allocation Fund)

This report identifies the Funds' investments on December 31, 2015. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

2

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information, as well as manager commentaries, for the 12 months ended December 31, 2015.

During the fiscal year, volatility descended on the global markets driven by macroeconomic concerns, diverging monetary policies and the resulting secondary effects. Fears of a Greek default during the second quarter and concerns about an economic slowdown in China during the third quarter clouded the outlook for global economic growth and sparked brief sell-offs in risk assets. Each time, these losses were quickly reversed with the announcement of accommodative central bank action. Meanwhile, investors in the U.S. spent the year carefully parsing U.S. Federal Reserve Board (Fed) language around the timing and path of potential hikes in short-term rates. Slower economic growth and the divergence in monetary policy between the U.S. and other major economies resulted in weaker commodity prices, further appreciation in the U.S. dollar and poor returns for emerging market equities.

U.S. equity markets exhibited mixed performance during the 12-month period. Amid increased volatility, the U.S. markets generally favored larger capitalization stocks and companies with stronger growth characteristics. Developed non-U.S. equities and emerging market equities, which were already in negative territory, declined further as a U.S. dollar that continued to appreciate erased local currency gains.

Shorter-term interest rates rose throughout the year as the market began to assume a greater likelihood that the Fed would begin to raise rates during the second half of 2015. As a result, by the time the Fed raised rates in December, most of the movement had been priced into the markets. Corporate bonds in general, and particularly those with lower credit quality, struggled as investors demanded increased yields to compensate for the higher credit risk of these securities. Bond returns, as measured by the Barclays U.S. Aggregate Bond Index, were effectively flat as coupon income offset a slight price decline from higher interest rates. Weakness in the energy space contributed to the significant underperformance of high yield bonds relative to other fixed income sectors.

In today’s uncertain market, we believe that focusing on the long-term composition of your investment portfolio is essential to balancing risk and return. We recommend that you work with your financial professional on a regular basis to assess and adjust your asset allocation and diversification strategy as needed to help keep your financial goals on track.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Strategic Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Dynamic Equity Fund

Sub-Advised by Analytic Investors, LLC

Investment Philosophy

The Fund seeks long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio. A proprietary system that ranks stocks according to a mathematical model is utilized in an attempt to create a diversified and hedged portfolio, which invests in a combination of stocks and options including covered calls. A security’s intrinsic value is determined by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity and risk. Portfolio optimization is utilized to select securities that are expected to maximize return, minimize volatility and diversify assets.

Fund Performance

The Touchstone Dynamic Equity Fund (Class A Shares) outperformed its benchmark, the S&P 500® Index, for the 12-month period ended December 31, 2015. The Fund’s total return was 6.84 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 1.38 percent.

Market Environment

U.S. equities posted modest gains in 2015 as represented by the S&P 500® Index. The markets were weak for most of the 12-month period, despite solid fourth-quarter gains, and Greece, China and the U.S. Federal Reserve Board (Fed) were notable stories during the year. While it was assumed that Greece would have issues paying its debts and may engage in ongoing negotiations with creditors, many believed the country would focus on securing a solid deal with the intention of remaining part of the eurozone. This opinion changed as Greece’s prime minister unexpectedly called for a referendum on whether to accept terms demanded by its international creditors, which in turn sent global markets sharply lower. During the year, global equities were also negatively impacted by investors’ concerns surrounding China and falling commodity prices. Additionally, worse-than-expected news coming out of China, including a surprise devaluation of the yuan in August, was a major driver of market volatility.

U.S. equities rebounded late in the year, which was led by the Fed’s decision to raise interest rates in December. After the Fed deferred its first interest rate hike in September – due to mixed economic signals and volatility in overseas markets – the U.S. central bank took a series of strong jobs reports as a sign that it was time to move toward normal interest rates. As the Fed began to tighten, however, other major central banks did not. In particular, the European Central Bank extended the length of its asset purchase program, and the Bank of Japan rolled out new easing programs.

Portfolio Review

The Fund is a hedged equity fund, with a portfolio comprised of equities and options. During the year, the equity component of the Fund posted positive returns and outperformed the S&P 500® Index. Options sold on the S&P 500® Index and Russell 2000® Index also posted positive returns, but these were slightly offset by negative results from selling S&P 100® Index call options.

The equity portion of the Fund is structured to be sector-, style- and beta1-neutral relative to the S&P 500® Index. It attempts to deliver outperformance from stock selection. During the year, stock selection contributed to performance, especially within the Energy, Materials and Consumer Discretionary sectors, although this was slightly offset by negative stock selection within the Information Technology sector.

The Fund’s equity investment process uses a multi-characteristic approach when valuing securities. During the year, the Fund was properly positioned to certain quality, growth and risk characteristics, while its position to certain valuation characteristics negatively impacted results. Specifically, stocks with solid return-on-equity

4

Management's Discussion of Fund Performance (Unaudited) (Continued)

and asset utilization were rewarded, and the Fund’s overweight position to these stocks benefited performance. The Fund’s emphasis toward companies with growth in profitability and growth in equity also helped relative performance, as these growth characteristics were in favor during the year. In addition, investors avoided certain risk characteristics such as sales and cash flow-per-share volatility, which also benefited the Fund. On the other side of the equation, the Fund’s emphasis toward companies with strong cash flow and earnings relative to price negatively impacted performance as valuation characteristics were not in favor during the period.

Among the individual stocks that contributed to the Fund’s relative performance during the year were long positions in Amazon.com Inc., Home Depot Inc. (both from the Consumer Discretionary sector) and The Dow Chemical Co. (Materials sector). Amazon.com, an e-commerce company that sells a wide range of products and services, surged higher after the company posted strong profits and revenues. The stock also benefited from sales that topped analysts’ estimates. Home Depot, a home improvement retailer, benefited from reported profits that beat analysts’ estimates, which indicated that consumers were willing to spend money on big-ticket items like their homes. The stock moved even higher after the company boosted earnings and sales forecasts for the year, as the continued rise of U.S. home prices encouraged homeowners to fix up their houses. Dow Chemical, a specialty chemical company, rallied after it was reported that the company was considering a merger with E.I. du Pont de Nemours and Co. (DuPont). The company also posted better-than-expected earnings, as lower oil and natural gas costs helped improve margins in its plastics business.

Among the stocks that detracted from Fund performance were long positions in Wal-Mart Stores Inc. (Consumer Staples sector), Hewlett-Packard Co. and Micron Technology Inc. (both from the Information Technology sector). Wal-Mart, an operator of retail and wholesale stores, experienced its worst decline in years after the company predicted a drop in annual profits. In addition, it posted quarterly earnings that missed analysts’ estimates after U.S. sales grew more slowly than projected and currency translations negatively impacted profits. Hewlett-Packard is a global provider of technology and software solutions. The company forecasted quarterly and full-year profits that trailed analysts’ estimates, stating that a rising dollar would hurt results, which sent the stock lower. Micron Technology, a maker of memory chips and semiconductor devices, declined after the company issued a sales forecast that missed analysts’ estimates as a result of weaker demand for personal computer components. The company was also downgraded by Nomura Holdings Inc., a financial services group in Japan, which further hurt the stock.

Outlook

The Fund’s approach is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. Thus, the sub-advisor believes the Fund should benefit from continuing to be properly positioned as such. Despite the fact that valuation was not rewarded during the period, the sub-advisor continues to emphasize stocks with certain attractive valuation characteristics, such as stocks with above-average cash flow-to-price ratios and sales-to-price ratios. In addition, the sub-advisor will continue to focus on companies with strong quality metrics, such as stocks with above-average asset utilization and return on equity. Furthermore, the sub-advisor anticipates that growth characteristics will continue to increase in importance as investors look for these qualities in a potentially slowing economic growth environment.

[1]	Beta is a measure of the volatility of a portfolio relative to its benchmark.

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Dynamic
Equity Fund - Class A*, the S&P 500® Index and the Citigroup 3-Month T-Bill Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was March 31, 2005, March 31, 2005, July 1, 1978 and December 9, 2005, respectively. Class A shares, Class C shares and Institutional Class shares performance information was calculated using the historical performance of Class Y shares for periods prior to March 31, 2005, March 31, 2005 and December 9, 2005, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C, and Institutional Class shares. The returns of the indexes listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Citigroup 3-Month T-Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

6

Management's Discussion of Fund Performance (Unaudited)

Touchstone Controlled Growth with Income Fund

Sub-Advised by Wilshire Associates Incorporated

Effective November 23, 2015, Wilshire Associates Incorporated was appointed as sub-advisor to the Touchstone Conservative Allocation Fund. Concurrent with this change, the Fund was renamed the Touchstone Controlled Growth with Income Fund and its principal investment strategies, principal risks, and benchmark indices have changed to reflect those of Touchstone Controlled Growth with Income Fund’s investment strategy.

Investment Philosophy

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal by investing primarily in a diversified portfolio of underlying equity, fixed-income and alternative funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities, fixed-income instruments and other investments. The Fund will allocate a significant portion of its assets to underlying funds utilizing alternative or nontraditional investment strategies, such as long-short, merger arbitrage, flexible income and credit opportunities strategies. The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund will have the ability to invest in unaffiliated underlying funds, including exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), to the extent that the desired asset class exposure is not available through Touchstone Funds.

Fund Performance

Touchstone Controlled Growth with Income Fund (Class A Shares) underperformed its first benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, and outperformed its second benchmark, the Wilshire Liquid Alternative IndexSM for the 12-month period ended December 31, 2015. The Fund’s total return was -0.68 percent (calculated excluding the maximum sales charge) while the total return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.05 percent and the total return of the Wilshire Liquid Alternative IndexSM was -3.47 percent. The Fund’s benchmarks prior to November 23, 2015, were the Barclays U.S. Aggregate Bond Index and the S&P Composite 1500® Index; the Fund underperformed both benchmarks as their total returns were 0.55 percent and 1.01 percent, respectively, for 12-month period ended December 31, 2015.

Market Environment

The U.S. equity markets posted gains during the 12-month period ending December 31, 2015, marking the seventh consecutive annual gain since the credit crisis of 2008. The market rebounded during the last quarter of the year as leading economic indicators in the U.S. rose in October and November, suggesting continued economic growth. Large-capitalization stocks generally outperformed small- and mid-cap equities. Despite strong fourth quarter performance, non-U.S. developed and emerging market stock markets ended 2015 with generally negative returns due in part to continued appreciation of the U.S. dollar. Volatility, along with the looming threat of a continuing economic slowdown in China, affected equity performance, particularly in the second half of the year. Emerging markets in particular suffered from China’s weakness and a worldwide collapse in commodity prices. The strong U.S. dollar has also impacted emerging market companies, since much of their debt is denominated in dollars and therefore has become more costly to service.

In the fixed income markets, the U.S. Federal Reserve Board’s (Fed) decision in December to raise the federal funds target rate had little real impact on U.S. Treasury markets. While short-term rates did rise, upward pressure on longer-term yields was tempered by the special status U.S. Treasuries enjoy as a global “safe haven” asset, resulting in relatively little rate movement farther out on the curve. Corporate bond credit spreads widened, particularly in the high yield space where continuing declines in crude oil prices pressured bonds in the Energy sector.

7

Management's Discussion of Fund Performance (Unaudited) (Continued)

Portfolio Review

Over the course of calendar year 2015, the Fund’s equity positions detracted from performance on an absolute and relative basis. This was in part due to the portfolio’s tilt toward value stocks in a period when growth stocks significantly outperformed value. The negative returns associated with the Fund’s non-U.S. equity exposures also detracted from performance. The appreciation of the U.S. dollar introduced negative translation effects for non-U.S. stock and bond positions, hurting returns during the period. These currency movements also detracted from the Fund’s fixed income investments. Despite the majority of its fixed income strategies providing gains, exposure to the Touchstone International Fixed Income Fund presented a drag on Fund performance. During this volatile year, the Fund’s alternative investments helped to manage volatility and provided solid absolute returns in a year of otherwise tepid performance. In particular, the Touchstone Dynamic Equity Fund significantly outperformed its S&P 500® benchmark and exhibited lower volatility, contributing to the Fund’s overall performance during the period.

Outlook

Looking ahead to 2016, the sub-advisor remains concerned that slowing global economic growth, geopolitical issues and rich valuations are likely to continue to encourage volatility in the equity and fixed income markets. While the sub-advisor does not necessarily believe that markets will trend downward, sharp, extended moves in either direction are likely. Accordingly, the sub-advisor believes the Fund is well-positioned for the current investment environment. The majority of the Fund’s investments are with managers that employ defensive or dynamic equity and credit trading strategies.

8

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Controlled Growth with Income Fund-Class A*, the BofA MerrillLynch 3-Month
U.S. Treasury Bill Index, the Wilshire Liquid Alternative IndexSM, the S&P Composite
1500® Index and the Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares and Class Y shares was September 30, 2004, September 30, 2004 and December 9, 2005, respectively. Class Y shares performance information is calculated using the historical performance of Touchstone Conservative Allocation Fund Institutional Class shares, with an inception date of September 30, 2004, for periods prior to December 9, 2005. On November 23, 2015, Institutional Class shares were converted to Class Y shares. The returns have been restated for sales loads and fees applicable to Class Y shares. The returns of the indexes listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of treasury securities maturing in 90 days that assumes reinvestment of all income.

Wilshire Liquid Alternative IndexSM is an unmanaged index designed to provide a broad measure of the performance of the liquid alternative market.

S&P Composite 1500® Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

9

Management's Discussion of Fund Performance (Unaudited)

Touchstone Dynamic Diversified Income Fund

Sub-Advised by Wilshire Associates Incorporated

Effective November 23, 2015, Wilshire Associates Incorporated was appointed as sub-advisor to the Touchstone Balanced Allocation Fund. Concurrent with this change, the Fund was renamed the Touchstone Dynamic Diversified Income Fund and its principal investment strategies, principal risks, and benchmark indices have changed to reflect those of Touchstone Dynamic Diversified Income Fund’s investment strategy.

Investment Philosophy

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal by investing primarily in a diversified portfolio of fixed-income and equity-income oriented underlying funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund will have the ability to invest in unaffiliated underlying funds, including exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), to the extent that the desired asset class exposure is not available through Touchstone Funds.

Fund Performance

The Touchstone Dynamic Diversified Income Fund (Class A Shares) underperformed its benchmarks for the 12-month period ended December 31, 2015. The Fund’s total return was -2.54 percent (calculated excluding the maximum sales charge) while the total return of Barclays U.S. Aggregate Bond Index was 0.55 percent and the total return of the MSCI All Country World Index was -2.36 percent. The Fund’s benchmark prior to November 23, 2015, was the S&P Composite 1500® Index; the Fund underperformed this benchmark as well which returned 1.01 percent for the 12-month period ended December 31, 2015.

Market Environment

The U.S. equity markets posted gains during the 12-month period ending December 31, 2015, marking the seventh consecutive annual gain since the credit crisis of 2008. The market rebounded during the last quarter of the year as leading economic indicators in the U.S. rose in October and November, suggesting continued economic growth. Large-capitalization stocks generally outperformed small- and mid-cap equities. Despite strong fourth-quarter performance, non-U.S. developed and emerging market stock markets ended 2015 with generally negative returns due in part to continued appreciation of the U.S. dollar. Volatility, along with the looming threat of a continuing economic slowdown in China, affected equity performance, particularly in the second half of the year. Emerging markets in particular suffered from China’s weakness and a worldwide collapse in commodity prices. The strong U.S. dollar has also impacted emerging market companies, since much of their debt is denominated in dollars and therefore has become much more costly to service.

In the fixed income markets, the U.S. Federal Reserve Board’s (Fed) decision in December to raise the federal funds target rate had little real impact on U.S. Treasury markets. While short-term rates did rise, upward pressure on longer-term yields was tempered by the special status U.S. Treasuries enjoy as a global “safe haven” asset, resulting in relatively little rate movement farther out on the curve. Corporate bond credit spreads widened, particularly in the high yield space where continuing declines in crude oil prices pressured bonds in the Energy sector.

Portfolio Review

The Fund’s allocations to the Touchstone Premium Yield Equity Fund, Touchstone International Value Fund and Touchstone High Yield Fund detracted from performance in 2015. Energy sector exposure within the Touchstone Premium Yield Equity Fund was the primary reason for the poor performance. Weaker equity results among non-U.S. developed markets were the reason for the Touchstone International Value Fund’s

10

Management's Discussion of Fund Performance (Unaudited) (Continued)

negative relative return. Also, weakening credit conditions and wider credit spreads within the non-investment grade corporate bond market produced weak returns from the Touchstone High Yield Fund.

Positive contributors to the Fund’s performance during 2015 included the Touchstone Dynamic Equity Fund, Touchstone International Small Cap Fund and Touchstone Sands Capital Select Growth Fund. All three of these funds are equity funds which generated positive absolute returns during the year. The Touchstone Dynamic Equity Fund, a hedged-equity and options portfolio with exposure closely resembling the S&P 500® Index, produced a strong absolute return. The Touchstone International Small Cap Fund also generated a positive absolute return as non-U.S. developed market small-cap equities performed better than their large-cap peers. The Touchstone Sands Capital Select Growth Fund performed well as it is a domestic growth fund. U.S. growth equities performed well compared to the S&P 500® Index, a core or blended benchmark that includes both value and growth stocks.

Outlook

Looking ahead to 2016, the sub-advisor remains concerned that slowing global economic growth, geopolitical issues and rich valuations are likely to continue to encourage volatility in the equity and fixed income markets. The sub-advisor does not necessarily believe that markets will trend downward, but sharp, extended moves in either direction are likely.

The sub-advisor believes long-only equity investments in interest rate sensitive sectors such as real estate investment trusts (REITs), master limited partnerships (MLPs) and Utilities offer the least compelling near-term return opportunities.

The income/credit orientation of the Fund will generally cause the fixed income portfolio to underperform in environments when “risk-off” or flight to quality is in vogue. For the most part, when the fixed income sleeve underperforms it is largely expected to be offset by the lower beta1, equity income orientation of the equity portfolio. In this sense, the fixed income and equity sleeves function as natural hedges to one another in terms of benchmark-relative performance.

While the sub-advisor expects this phenomena to play out in normal environments and, in fact, it has behaved so in historical simulations, the sub-advisor now finds themselves in a market environment in which equity income-related sub-sectors such as Utilities,Telecommunication Services and Consumer Staples have all performed well over the trailing 1-, 3- and 5-year periods. They now appear to be overvalued relative to historical comparisons and relative to other segments of the market. This may cause this “natural hedge” to have potentially less efficacy on a prospective basis.

The sub-advisor believes the most compelling opportunities within equities appear to be overseas in Europe and Japan, where valuations are attractive and earnings are improving on the back of aggressive quantitative easing programs, falling unemployment and increased economic growth.

[1]	Beta is a measure of the volatility of a portfolio relative to its benchmark.

11

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Dynamic Diversified Income Fund - Class A*, the Barclays U.S. Aggregate Bond
Index, the MSCI All Country World Index and the S&P Composite 1500® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares and Class Y shares was September 30, 2004, September 30, 2004 and December 9, 2005, respectively. Class Y shares performance information is calculated using the historical performance of Touchstone Balanced Allocation Fund Institutional Class shares, with an inception date of September 30, 2004, for periods prior to December 9, 2005. On November 23, 2015, Institutional Class shares were converted to Class Y shares. The returns have been restated for sales loads and fees applicable to Class Y shares. The returns of the indexes listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

MSCI All Country World Index is an unmanaged index that measures the equity market performance of developed and emerging markets.

S&P Composite 1500® Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

12

Management's Discussion of Fund Performance (Unaudited)

Touchstone Dynamic Global Allocation Fund

Sub-Advised by Wilshire Associates Incorporated

Effective November 23, 2015, Wilshire Associates Incorporated was appointed as sub-advisor to the Touchstone Moderate Growth Allocation Fund. Concurrent with this change, the Fund was renamed the Touchstone Dynamic Global Allocation Fund and its principal investment strategies, principal risks, and benchmark indices have changed to reflect those of Touchstone Dynamic Global Allocation Fund’s investment strategy.

Investment Philosophy

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal by primarily investing in a diversified portfolio of underlying equity and fixed-income funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund will have the ability to invest in unaffiliated underlying funds, including exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), to the extent that the desired asset class exposure is not available through Touchstone Funds. Under normal circumstances, the Fund (through its investment in underlying funds) will invest at least 40% of its portfolio in securities of issuers outside of the U.S.

Fund Performance

Touchstone Dynamic Global Allocation Fund (Class A Shares) underperformed its first benchmark, the MSCI All Country World Index, and outperformed its second benchmark, the Barclays Global Aggregate Index for the 12-month period ended December 31, 2015. The Fund’s total return was -3.09 percent (calculated excluding the maximum sales charge) while the total return of the MSCI All Country World Index was -2.36 percent and the total return of the Barclays Global Aggregate Index was -3.15 percent. The Fund’s benchmarks prior to November 23, 2015, were the Barclays U.S. Aggregate Bond Index and the S&P Composite 1500® Index; the Fund underperformed both benchmarks as their total returns were 0.55 percent and 1.01 percent, respectively, for 12-month period ended December 31, 2015.

Market Environment

The U.S. equity markets posted gains during the 12-month period ending December 31, 2015, marking the seventh consecutive annual gain since the credit crisis of 2008. The market rebounded during the last quarter of the year as leading economic indicators in the U.S. rose in October and November, suggesting continued economic growth. Large-capitalization stocks generally outperformed small- and mid-cap equities. Despite strong fourth quarter performance, non-U.S. developed and emerging market stock markets ended 2015 with generally negative returns due in part to continued appreciation of the U.S. dollar. Volatility, along with the looming threat of a continuing economic slowdown in China, affected equity performance, particularly in the second half of the year. Emerging markets in particular suffered from China’s weakness and a worldwide collapse in commodity prices. The strong U.S. dollar has also impacted emerging market companies, since much of their debt is denominated in dollars and therefore has become much more costly to service.

In the fixed income markets, the U.S. Federal Reserve Board’s (Fed) decision in December to raise the federal funds target rate had little real impact on U.S. Treasury markets. While short-term rates did rise, upward pressure on longer-term yields was tempered by the special status U.S. Treasuries enjoy as a global “safe haven” asset, resulting in relatively little rate movement farther out on the curve. Corporate bond credit spreads widened, particularly in the high yield space where continuing declines in crude oil prices pressured bonds in the Energy sector.

13

Management's Discussion of Fund Performance (Unaudited) (Continued)

Portfolio Review

Over the course of calendar year 2015, the Fund’s equity positions detracted from performance on an absolute and relative basis. This was largely the result of an appreciating U.S. dollar, which introduced negative translation effects for investments denominated in foreign currencies. Additionally, the Fund maintained a tilt toward value stocks in a period when growth stocks significantly outperformed value. This style headwind also detracted from the Fund’s performance. Within its fixed income investments, the Fund maintained positions in more credit-exposed securities due to the favorable long-term income characteristics these bonds can provide. Given concerns regarding the global economic outlook, credit spreads widened during the period, negatively impacting returns. The volatility and weak returns seen in equities and bonds provided a beneficial environment for the Fund’s alternative investments. These strategies helped to manage the market volatility and provided solid absolute returns in a year of otherwise tepid performance. In particular, the Touchstone Dynamic Equity Fund significantly outperformed its S&P 500® benchmark and exhibited lower volatility during the period, contributing to the Fund’s overall returns.

Outlook

Looking ahead to 2016, the sub-advisor remains concerned that slowing global economic growth, geopolitical issues and rich valuations are likely to continue to encourage volatility in the equity and fixed income markets. While the sub-advisor does not necessarily believe that markets will trend downward, sharp, extended moves in either direction are likely.

In the sub-advisor’s view, continued price appreciation has resulted in significant risks associated with investments in real estate investment trusts (REITs) and particularly master limited partnerships (MLPs) given the negative momentum in the energy space. Accordingly, the Fund’s equity income positions have limited exposure to REITs and MLPs. Instead, the sub-advisor has added weight in the more attractively valued equities overseas in Europe and Japan, where earnings are improving on the back of aggressive quantitative easing programs, falling unemployment and increased economic growth. After several quarters of widening spreads, the sub-advisor believes that credit exposed fixed income has become more reasonably priced though the potential for volatility remains. Accordingly, the Fund has large weights in the Touchstone Credit Opportunities Fund and Touchstone High Yield Fund, which provide exposure to credit and to what the sub-advisor believes are favorable income characteristics.

14

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Dynamic Global Allocation Fund-Class A*, the MSCI All Country World Index,
the Barclays Global Aggregate Index, the S&P Composite 1500® Index and the Barclays U.S.

Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares and Class Y shares was September 30, 2004, September 30, 2004 and December 9, 2005, respectively. Class Y shares performance information is calculated using the historical performance of Touchstone Moderate Growth Allocation Fund Institutional Class shares, with an inception date of September 30, 2004, for periods prior to December 9, 2005. On November 23, 2015, Institutional Class shares were converted to Class Y shares. The returns have been restated for sales loads and fees applicable to Class Y shares. The returns of the indexes listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI All Country World Index is an unmanaged index that measures the equity market performance of developed and emerging markets.

Barclays Global Aggregate Index is an unmanaged index that measures global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

S&P Composite 1500® Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

15

Management's Discussion of Fund Performance (Unaudited) (Continued)

Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

16

Tabular Presentation of Portfolios of Investments (Unaudited)

December 31, 2015

The tables below provide each Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Dynamic Equity Fund
Sector Allocation*	(% of Net Assets)
Long Positions
Common Stocks
Information Technology	23.7%
Consumer Discretionary	21.8
Health Care	17.0
Financials	15.8
Consumer Staples	9.1
Energy	8.5
Industrials	8.2
Materials	5.2
Telecommunication Services	3.3
Utilities	3.1
Investment Fund	0.9
Other Assets/Liabilities (Net)	5.8
122.4%
Short Positions and Written Options
Common Stocks
Consumer Discretionary	(6.1)%
Financials	(4.2)
Energy	(3.7)
Information Technology	(1.6)
Industrials	(1.5)
Health Care	(1.5)
Materials	(0.9)
Telecommunication Services	(0.0)
Written Call and Put Options	(2.9)
(22.4)%
Total	100.0%

Touchstone Controlled Growth with Income Fund
Sector Allocation	(% of Net Assets)
Alternatives	50.7%
Balanced	22.4
Corporate/Preferred-High Yield	17.0
Growth Large Cap	9.9
Investment Fund	1.0
Other Assets/Liabilities (Net)	(1.0)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

17

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Dynamic Diversified Income Fund
Sector Allocation	(% of Net Assets)
Corporate/Preferred-High Yield	38.2%
Equity Income	15.7
Balanced	14.4
Government/Corporate	8.0
International Equity	5.8
Sector Fund Real-Estate	4.0
Exchange Traded Funds	9.1
Exchange Traded Notes	4.0
Investment Fund	0.9
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

Touchstone Dynamic Global Allocation Fund
Sector Allocation	(% of Net Assets)
International Equity	28.1%
Government/Corporate	14.3
Corporate/Preferred-High Yield	14.1
Growth	12.0
Value	10.0
Emerging Market-Equity	4.9
Growth Mid-Cap	4.9
Value Small-Cap	2.9
Sector Fund Real-Estate	2.0
Exchange Traded Fund	6.2
Investment Fund	1.1
Other Assets/Liabilities (Net)	(0.5)
Total	100.0%

18

Portfolio of Investments

Touchstone Dynamic Equity Fund – December 31, 2015

		Market
	Shares	Value

Common Stocks †† — 115.7%

Information Technology — 23.7%
Accenture PLC (Ireland) - Class A	22,488	$2,349,996
Amdocs Ltd.	9,524	519,725
Apple, Inc.	20,589	2,167,198
Avnet, Inc.	16,841	721,468
Broadcom Corp. - Class A	2,151	124,371
Broadridge Financial Solutions, Inc.	9,090	488,406
Brocade Communications Systems, Inc.	41,690	382,714
CDK Global, Inc.	6,008	285,200
Cisco Systems, Inc.	115,547	3,137,679
Computer Sciences Corp.	44,948	1,468,901
CSRA, Inc.	10,159	304,770
DST Systems, Inc.	11,123	1,268,689
Electronic Arts, Inc.*	1,372	94,284
EMC Corp. MA	8,337	214,094
Facebook, Inc. - Class A*	17,270	1,807,478
Fortinet, Inc.*	13,623	424,629
Hewlett Packard Enterprise Co.	72,152	1,096,710
HP, Inc.	106,273	1,258,272
Ingram Micro, Inc. - Class A	14,680	445,978
Intel Corp.	1,492	51,399
KLA-Tencor Corp.	138	9,570
Maxim Integrated Products, Inc.	27,879	1,059,402
Microsoft Corp.	3,394	188,299
NXP Semiconductors N.V. (Netherlands)*	7,737	651,816
salesforce.com, Inc.*	18,631	1,460,670
SanDisk Corp.	375	28,496
Skyworks Solutions, Inc.	13,458	1,033,978
		23,044,192

Consumer Discretionary — 21.8%
Amazon.com, Inc.*	3,976	2,687,339
Carnival Corp. (Panama)	13,246	721,642
Comcast Corp. - Class A	21,884	1,234,914
Ford Motor Co.	144,505	2,036,075
Gannett Co., Inc.	60,253	981,521
Genuine Parts Co.	696	59,779
Home Depot, Inc. (The)	21,651	2,863,345
Lamar Advertising Co.- Class A, REIT	34,877	2,091,923
LKQ Corp.*	29,929	886,796
Lowe's Cos., Inc.	2,552	194,054
Madison Square Garden Co. (The)*	8,799	1,423,678
NIKE, Inc. - Class B	15,882	992,625
Penske Automotive Group, Inc.	7,472	316,365
Starbucks Corp.	44,359	2,662,871
Starwood Hotels & Resorts Worldwide, Inc.	188	13,025
Target Corp.	13,998	1,016,395
Time Warner Cable, Inc.	1,235	229,204
Time Warner, Inc.	11,444	740,084
Tractor Supply Co.	491	41,980
		21,193,615

Health Care — 17.0%
AmerisourceBergen Corp.	3,982	412,973
Amgen, Inc.	12,728	2,066,136
Baxalta, Inc.	14,503	566,052
Cardinal Health, Inc.	12,593	1,124,177
Cigna Corp.	1,032	151,013
DexCom, Inc.*	5,792	474,365
Eli Lilly & Co.	13,649	1,150,065
Gilead Sciences, Inc.	16,259	1,645,248
Humana, Inc.	518	92,468
Incyte Corp. Ltd.*	6,981	757,089
Johnson & Johnson	12,183	1,251,438
McKesson Corp.	11,772	2,321,792
Medtronic PLC (Ireland)	2,772	213,222
Merck & Co., Inc.	13,495	712,806
Perrigo Co. PLC (Ireland)	362	52,381
Pfizer, Inc.	59,347	1,915,721
Premier, Inc. - Class A*	6,599	232,747
UnitedHealth Group, Inc.	11,579	1,362,154
		16,501,847

Financials — 15.8%
Allstate Corp. (The)	6,848	425,192
Assured Guaranty Ltd.	9,007	238,055
Bank of America Corp.	2,299	38,692
Care Capital Properties, Inc. REIT	18,089	552,981
Chubb Corp. (The)	833	110,489
General Growth Properties, Inc. REIT	48,945	1,331,794
Jones Lang LaSalle, Inc.	3,563	569,581
JPMorgan Chase & Co.	33,726	2,226,928
Lincoln National Corp.	21,980	1,104,715
MetLife, Inc.	906	43,678
Morgan Stanley	3,052	97,084
Old Republic International Corp.	23,244	433,036
Public Storage REIT	5,055	1,252,124
SEI Investments Co.	8,070	422,868
Starwood Property Trust, Inc. REIT	9,031	185,677
Synchrony Financial*	9,007	273,903
Two Harbors Investment Corp. REIT	66,520	538,812
US Bancorp	32,539	1,388,439
Voya Financial, Inc.	54,053	1,995,096
Wells Fargo & Co.	39,702	2,158,201
		15,387,345

Consumer Staples — 9.1%
Altria Group, Inc.	54,138	3,151,373
Constellation Brands, Inc. - Class A	193	27,491
Kraft Heinz Co. (The)	17,116	1,245,360
Kroger Co. (The)	42,920	1,795,344
Philip Morris International, Inc.	2,841	249,752
Rite Aid Corp.*	135,260	1,060,438
Wal-Mart Stores, Inc.	20,912	1,281,906
		8,811,664

Energy — 8.5%
Baker Hughes, Inc.	1,365	62,995
California Resources Corp.	109,491	255,114
Cameron International Corp.*	236	14,915
Chevron Corp.	4,692	422,092
EOG Resources, Inc.	9,039	639,871

19

Touchstone Dynamic Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks †† — 115.7% (Continued)

Energy — (Continued)
Helmerich & Payne, Inc.	5,107	$273,480
Marathon Petroleum Corp.	31,196	1,617,201
Phillips 66	20,213	1,653,423
Schlumberger Ltd. (Curacao)	7,074	493,412
Tesoro Corp.	10,332	1,088,683
Valero Energy Corp.	18,847	1,332,671
Williams Cos., Inc. (The)	2,353	60,472
WPX Energy, Inc.*	51,080	293,199
		8,207,528

Industrials — 8.2%
Alaska Air Group, Inc.	2,728	219,631
AO Smith Corp.	365	27,963
Delta Air Lines, Inc.	30,182	1,529,926
General Electric Co.	16,675	519,426
Huntington Ingalls Industries, Inc.	14,393	1,825,752
ManpowerGroup, Inc.	16,720	1,409,329
Masco Corp.	20,880	590,904
Norfolk Southern Corp.	975	82,475
Precision Castparts Corp.	521	120,877
Robert Half International, Inc.	22,708	1,070,455
Southwest Airlines Co.	13,095	563,871
		7,960,609

Materials — 5.2%
Air Products & Chemicals, Inc.	5,666	737,203
Dow Chemical Co. (The)	38,019	1,957,218
EI du Pont de Nemours & Co.	3,838	255,611
Graphic Packaging Holding Co.	4,545	58,312
LyondellBasell Industries N.V. - Class A (Netherlands)	17,134	1,488,945
Nucor Corp.	6,505	262,152
Westlake Chemical Corp.	5,330	289,526
		5,048,967

Telecommunication Services — 3.3%
Verizon Communications, Inc.	68,958	3,187,239

Utilities — 3.1%
American Electric Power Co., Inc.	5,127	298,750
NextEra Energy, Inc.	26,292	2,731,476
		3,030,226
Total Common Stocks		$112,373,232

Investment Fund — 0.9%
Dreyfus Cash Management, Institutional Shares, 0.22%∞Ω	908,927	908,927

Total Long Positions
(Cost $111,769,358)		$113,282,159

Securities Sold Short — (19.5%)

Common Stocks — (19.5%)

Consumer Discretionary — (6.1%)
Cabela's, Inc.*	(2,592)	(121,124)
Charter Communications, Inc. - Class A*	(6,631)	(1,214,136)
Dunkin' Brands Group, Inc.	(17,071)	(727,054)
Fossil Group, Inc.*	(25,045)	(915,645)
Sally Beauty Holdings, Inc.*	(57,156)	(1,594,081)
Tesla Motors, Inc.*	(2,008)	(481,940)
Wynn Resorts Ltd.	(12,260)	(848,269)
		(5,902,249)

Financials — (4.2%)
American Capital Agency Corp., REIT	(44,615)	(773,624)
Assurant, Inc.	(9,316)	(750,311)
Equity Commonwealth, REIT*	(38,399)	(1,064,804)
Howard Hughes Corp. (The)*	(1,499)	(169,627)
Rayonier, Inc., REIT	(61,058)	(1,355,488)
		(4,113,854)

Energy — (3.7%)
Cheniere Energy, Inc.*	(28,462)	(1,060,210)
Denbury Resources, Inc.	(73,268)	(148,001)
Golar LNG Ltd. (Bermuda)	(16,759)	(264,625)
Newfield Exploration Co.*	(29,849)	(971,884)
Southwestern Energy Co.*	(104,087)	(740,059)
TerraForm Power, Inc. - Class A	(34,754)	(437,205)
		(3,621,984)

Information Technology — (1.6%)
Arista Networks, Inc.*	(2,567)	(199,815)
Twitter, Inc.*	(6,858)	(158,694)
Yelp, Inc.*	(23,493)	(676,598)
Zynga, Inc.*	(185,199)	(496,333)
		(1,531,440)

Industrials — (1.5%)
KBR, Inc.	(59,875)	(1,013,085)
Manitowoc Co., Inc. (The)	(28,260)	(433,791)
		(1,446,876)

Health Care — (1.5%)
Illumina, Inc.*	(307)	(58,927)
Intercept Pharmaceuticals, Inc.*	(4,309)	(643,549)
Laboratory Corp. of America Holdings*	(2,826)	(349,407)
Puma Biotechnology, Inc.*	(4,410)	(345,744)
		(1,397,627)

Materials — (0.9%)
CF Industries Holdings, Inc.	(8,452)	(344,926)
Owens-Illinois, Inc.*	(30,239)	(526,763)
		(871,689)

Telecommunication Services — 0.0%
SBA Communications Corp. - Class A*	(122)	(12,819)
Total Common Stocks		$(18,898,538)
Total Securities Sold Short
(Proceeds $20,239,810)		$(18,898,538)

20

Touchstone Dynamic Equity Fund (Continued)

	Number
	of	Market
	Contracts	Value

Written Options Contracts — (2.9%)

Call Options — (2.9%)
S&P 500 Index January 2016 Strike Price $1,945	(230)	$(2,516,200)
S&P 500 Index January 2016 Strike Price $2,025	(27)	(108,270)
S&P 500 Index January 2016 Strike Price $4,425	(10)	(196,100)
S&P 500 Index February 2016 Strike Price $2,220	(170)	(5,950)
Total Call Options		(2,826,520)

Put Options — 0.0%
S&P 500 Index January 2016 Strike Price $2,025	(15)	(31,350)

Total Written Options Contracts
(Premiums received $2,634,335)		$(2,857,870)

Total —94.2%		$91,525,751

Other Assets in Excess of Liabilities — 5.8%		5,642,215

Net Assets — 100.0%		$97,167,966

*	Non-income producing security.

††	All or a portion of these securities are held as collateral for securities sold short and written options. The total value of the securities held as collateral as of December 31, 2015 was $112,373,232.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2015.

Portfolio Abbreviations:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Long Positions
Common Stocks	$112,373,232	$—	$—	$112,373,232
Investment Fund	908,927	—	—	908,927
Total Assets	$113,282,159	$—	$—	$113,282,159

Liabilities:
Securities Sold Short
Common Stocks	$(18,898,538)	$—	$—	$(18,898,538)
Other Financial Instruments
Written Options Equity Contracts	(2,857,870)	—	—	(2,857,870)
Total	$91,525,751	$—	$—	$91,525,751

Transactions in written options for the year ended December 31, 2015:

	Number of Premiums
	Contracts	Received
Beginning of Period, December 31, 2014	395	$1,683,899
Call Options Written	4,618	24,968,510
Put Options Written	293	892,982
Call Options Closed	(3,536)	(20,960,821)
Put Options Closed	(146)	(473,014)
Call Options Expired	(1,025)	(3,077,053)
Put Options Expired	(147)	(400,168)
End of Period, December 31, 2015	452	$2,634,335

See accompanying Notes to Financial Statements.

21

Portfolio of Investments

Touchstone Controlled Growth with Income Fund – December 31, 2015

		Market
	Shares	Value

Affiliated Mutual Funds^∞ — 100.0%

Alternatives — 50.7%
Touchstone Arbitrage Fund	902,312	$9,086,278
Touchstone Dynamic Equity Fund	606,154	8,983,207
		18,069,485

Balanced — 22.4%
Touchstone Flexible Income Fund	758,732	7,966,687

Corporate/Preferred-High Yield — 17.0%
Touchstone Credit Opportunities Fund	625,164	6,070,346

Growth Large-Cap — 9.9%
Touchstone Large Cap Fund	342,390	3,530,043
Total Affiliated Mutual Funds		$35,636,561

Investment Fund — 1.0%
Dreyfus Cash Management, Institutional Shares, 0.22%∞Ω	357,138	357,138

Total Investment Securities —101.0%
(Cost $36,064,371)		$35,993,699

Liabilities in Excess of Other Assets — (1.0%)		(369,109)

Net Assets — 100.0%		$35,624,590

^	All affiliated funds are invested in the Institutional Class, unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2015.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Affiliated Mutual Funds	$35,636,561	$—	$—	$35,636,561
Investment Fund	357,138	$—	$—	357,138
Total	$35,993,699	$—	$—	$35,993,699

See accompanying Notes to Financial Statements.

22

Portfolio of Investments

Touchstone Dynamic Diversified Income Fund – December 31, 2015

		Market
	Shares	Value

Affiliated Mutual Funds^∞ — 86.1%

Corporate/Preferred-High Yield — 38.2%
Touchstone Credit Opportunities Fund	1,647,007	$15,992,437
Touchstone High Yield Fund	1,614,556	12,771,139
		28,763,576

Equity Income — 15.7%
Touchstone Premium Yield Equity Fund, Class Y	1,543,785	11,871,707

Balanced — 14.4%
Touchstone Flexible Income Fund	1,030,419	10,819,401

Government/Corporate — 8.0%
Touchstone Total Return Bond Fund	599,922	6,011,214

International Equity — 5.8%
Touchstone International Value Fund	581,836	4,352,134

Sector Fund Real-Estate — 4.0%
Touchstone Global Real Estate Fund	292,862	3,031,119
Total Affiliated Mutual Funds		$64,849,151

Exchange Traded Funds — 9.1%
iShares International Select Dividend ETF	132,800	3,812,688
Market Vectors J.P. Morgan EM Local Currency Bond ETF	88,600	1,506,200
Vanguard Emerging Markets Government Bond ETF	20,700	1,533,663
Total Exchange Traded Funds		$6,852,551

Exchange Traded Notes — 4.0%
JPMorgan Alerian MLP Index ETN	103,500	2,998,395

Investment Fund — 0.9%
Dreyfus Cash Management, Institutional Shares, 0.22%∞Ω	738,211	738,211

Total Investment Securities —100.1%
(Cost $78,708,146)		$75,438,308

Liabilities in Excess of Other Assets — (0.1%)		(103,423)

Net Assets — 100.0%		$75,334,885

^	All affiliated funds are invested in the Institutional Class, unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2015.

Portfolio Abbreviations:

ETF - Exchange Traded Fund

ETN - Exchange Traded Notes

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Affiliated Mutual Funds	$64,849,151	$—	$—	$64,849,151
Exchange Traded Funds	6,852,551	—	—	6,852,551
Exchanged Traded Notes	2,998,395	—	—	2,998,395
Investment Fund	738,211	—	—	738,211
Total	$75,438,308	$—	$—	$75,438,308

See accompanying Notes to Financial Statements.

23

Portfolio of Investments

Touchstone Dynamic Global Allocation Fund – December 31, 2015

		Market
	Shares	Value

Affiliated Mutual Funds^∞ — 93.2%

International Equity — 28.1%
Touchstone International Small Cap Fund	447,850	$7,376,087
Touchstone International Value Fund	4,354,521	32,571,817
		39,947,904

Government/Corporate — 14.3%
Touchstone Total Return Bond Fund	2,024,738	20,287,872

Corporate/Preferred-High Yield — 14.1%
Touchstone Credit Opportunities Fund	1,185,294	11,509,205
Touchstone High Yield Fund	1,080,805	8,549,167
		20,058,372

Growth — 12.0%
Touchstone Sands Capital Institutional Growth Fund	808,431	17,122,567

Value — 10.0%
Touchstone Value Fund	1,633,876	14,198,386

Emerging Market-Equity — 4.9%
Touchstone Sands Capital Emerging Markets Growth Fund*	754,157	7,006,118

Growth Mid-Cap — 4.9%
Touchstone Mid Cap Fund	293,007	6,973,565

Value Small-Cap — 2.9%
Touchstone Small Cap Value Opportunities Fund	259,984	4,172,747

Sector Fund Real-Estate — 2.0%
Touchstone Global Real Estate Fund	279,325	2,891,011
Total Affiliated Mutual Funds		$132,658,542

Exchange Traded Fund — 6.2%
Vanguard Total International Bond ETF	167,500	8,857,400

Investment Fund — 1.1%
Dreyfus Cash Management, Institutional Shares, 0.22%∞Ω	1,456,905	1,456,905

Total Investment Securities —100.5%
(Cost $140,136,910)		$142,972,847

Liabilities in Excess of Other Assets — (0.5%)		(643,854)

Net Assets — 100.0%		$142,328,993

*	Non-income producing security.

^	All affiliated funds are invested in the Institutional Class, unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2015.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Affiliated Mutual Funds	$132,658,542	$—	$—	$132,658,542
Exchanged Traded Fund	8,857,400	—	—	8,857,400
Investment Fund	1,456,905	—	—	1,456,905
Total	$142,972,847	$—	$—	$142,972,847

See accompanying Notes to Financial Statements.

24

Statements of Assets and Liabilities

December 31, 2015

		Touchstone	Touchstone	Touchstone
	Touchstone	Controlled	Dynamic	Dynamic
	Dynamic	Growth	Diversified	Global
	Equity	with Income	Income	Allocation
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$111,769,358	$36,064,371	$78,708,146	$140,136,910
Affiliated securities, at market value	$—	$35,636,561	$64,849,151	$132,658,542
Non-affiliated securities, at market value	113,282,159	357,138	10,589,157	10,314,305
Investments, at market value	$113,282,159	$35,993,699	$75,438,308	$142,972,847
Cash deposits held at prime broker	2,438,147	—	—	—
Dividends and interest receivable	184,911	—	7,398	—
Receivable for capital shares sold	3,209,428	1,816	14,226	8,482
Receivable for investments sold	—	5,002	175,480	375,956
Receivable from Investment Advisor	—	1,190	—	—
Tax reclaim receivable	207	—	—	—
Other assets	16,038	20,486	20,472	20,842
Total Assets	119,130,890	36,022,193	75,655,884	143,378,127

Liabilities
Written options, at market value (A)	2,857,870	—	—	—
Securities sold short (B)	18,898,538	—	—	—
Dividend and interest payable on securities sold short	27,964	—	—	—
Bank overdrafts	—	5,002	175,480	375,956
Payable for capital shares redeemed	26,089	337,689	48,498	486,375
Payable to Investment Advisor	64,942	—	5,997	13,817
Payable to other affiliates	21,735	8,271	25,296	54,181
Payable to Trustees	7,520	7,520	7,520	7,520
Payable for professional services	19,212	17,872	18,363	19,666
Payable to Transfer Agent	20,726	14,298	31,269	51,350
Other accrued expenses and liabilities	18,328	6,951	8,576	40,269
Total Liabilities	21,962,924	397,603	320,999	1,049,134

Net Assets	$97,167,966	$35,624,590	$75,334,885	$142,328,993

Net assets consist of:
Paid-in capital	$202,876,884	$35,820,105	$91,584,795	$144,097,407
Accumulated net investment income	754,478	8,391	14,323	—
Accumulated net realized losses on investments, written options, securities sold short and capital gain distributions received	(109,093,934)	(133,234)	(12,994,395)	(4,604,351)
Net unrealized appreciation (depreciation) on investments, written options and securities sold short	2,630,538	(70,672)	(3,269,838)	2,835,937
Net Assets	$97,167,966	$35,624,590	$75,334,885	$142,328,993
(A) Premiums received for written options:	$2,634,335	$—	$—	$—
(B) Proceeds received for securities sold short:	$20,239,810	$—	$—	$—

See accompanying Notes to Financial Statements.

25

Statements of Assets and Liabilities (Continued)

		Touchstone	Touchstone	Touchstone
	Touchstone	Controlled	Dynamic	Dynamic
	Dynamic	Growth	Diversified	Global
	Equity	with Income	Income	Allocation
	Fund	Fund	Fund	Fund

Pricing of Class A Shares
Net assets applicable to Class A shares	$12,028,921	$15,541,513	$29,753,617	$71,201,366
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	828,528	1,434,845	2,449,130	5,929,126
Net asset value per share	$14.52	$10.83	$12.15	$12.01
Maximum sale charge - Class A Shares	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share - Class A shares)	$15.41	$11.49	$12.89	$12.74

Pricing of Class C Shares
Net assets applicable to Class C shares	$10,910,563	$11,281,271	$27,413,623	$53,417,022
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	810,161	1,046,584	2,252,901	4,538,015
Net asset value, offering price per share**	$13.47	$10.78	$12.17	$11.77

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$64,986,150	$8,801,806	$18,167,645	$17,710,605
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,402,221	812,820	1,493,190	1,462,893
Net asset value, offering price and redemption price per share	$14.76	$10.83	$12.17	$12.11

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$9,242,332	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	623,694	—	—	—
Net asset value, offering price and redemption price per share	$14.82	$—	$—	$—

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

26

Statements of Operations

For the Year Ended December 31, 2015

		Touchstone	Touchstone	Touchstone
	Touchstone	Controlled	Dynamic	Dynamic
	Dynamic	Growth	Diversified	Global
	Equity	with Income	Income	Allocation
	Fund	Fund	Fund	Fund
Investment Income
Dividends from affiliated funds	$74	$689,295	$1,460,088	$2,533,400
Dividends from non-affiliated securities	2,190,389	425	142,428	41,445
Total Investment Income	2,190,463	689,720	1,602,516	2,574,845
Expenses
Investment advisory fees	647,110	79,416	171,068	287,479
Administration fees	110,389	57,577	124,024	166,738
Compliance fees and expenses	2,315	2,315	2,315	2,315
Custody fees	23,403	3,248	3,298	4,472
Professional fees	20,875	18,786	20,397	22,203
Transfer Agent fees, Class A	17,561	20,040	39,837	70,684
Transfer Agent fees, Class C	16,586	7,970	24,955	42,550
Transfer Agent fees, Class Y	39,680	14,746	29,724	20,919
Transfer Agent fees, Institutional Class	126	47	36	36
Registration Fees, Class A	14,220	13,587	13,804	14,211
Registration Fees, Class C	14,020	13,587	13,547	13,712
Registration Fees, Class Y	15,566	13,802	13,768	13,897
Registration Fees, Institutional Class	13,739	19,829	20,068	20,193
Dividend expense on securities sold short	197,560	—	—	—
Interest expense on securities sold short	150,929	—	—	—
Reports to Shareholders, Class A	4,945	4,806	7,421	10,317
Reports to Shareholders, Class C	5,022	4,103	6,077	7,321
Reports to Shareholders, Class Y	9,628	3,369	3,690	3,396
Reports to Shareholders, Institutional Class	3,312	791	1,155	812
Distribution expenses, Class A	26,618	41,031	84,472	140,656
Distribution and shareholder servicing expenses, Class C	105,963	129,531	305,835	430,293
Trustee fees	14,202	14,202	14,202	14,202
Other expenses	21,923	14,945	30,182	50,558
Total Expenses	1,475,692	477,728	929,875	1,336,964
Fees waived and/or reimbursed by the Advisor and/or Affiliates(A)	(31,509)	(211,857)	(334,295)	(490,041)
Net Expenses	1,444,183	265,871	595,580	846,923
Net Investment Income	746,280	423,849	1,006,936	1,727,922
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments from non-affiliated securities	6,138,984	—	—	—
Net realized gains on investments from affiliated securities	—	559,739	6,906,002	8,147,787
Net realized gains on written options	212,517	—	—	—
Net realized gains on securities sold short	1,223,548	—	—	—
Capital gain distributions received from affiliated funds	—	141,666	818,982	2,192,247
Net change in unrealized appreciation (depreciation) on investments(B)	(3,163,188)	(1,437,578)	(10,816,574)	(16,348,945)
Net change in unrealized appreciation (depreciation) on written options	(101,584)	—	—	—
Net change in unrealized appreciation (depreciation) on securities sold short	161,003	—	—	—
Net Realized and Unrealized Gains (Loss) on Investments	$4,471,280	$(736,173)	$(3,091,590)	$(6,008,911)
Change in Net Assets Resulting from Operations	$5,217,560	$(312,324)	$(2,084,654)	$(4,280,989)

(A) See Note 4 in Notes to Financial Statements.

(B) Net change in unrealized appreciation (depreciation) on investments does not include appreciation of $5,285,107 for the Touchstone Dynamic Global Allocation Fund in connection with the Fund's merger. See Note 8 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

27

Statements of Changes in Net Assets

			Touchstone
	Touchstone		Controlled Growth
	Dynamic Equity		with Income
	Fund		Fund
	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
From Operations
Net investment income	$746,280	$74,634	$423,849	$942,692
Net realized gains on investments, written options, securities sold short and capital gain distribution received	7,575,049	4,461,910	701,405	2,621,771
Net change in unrealized appreciation (depreciation) on investments, written options and securities sold short	(3,103,769)	(1,918,265)	(1,437,578)	(1,421,276)
Change in Net Assets from Operations	5,217,560	2,618,279	(312,324)	2,143,187

Distributions to Shareholders from:
Net investment income, Class A	—	(32,934)	(254,402)	(436,936)
Net investment income, Class C	—	—	(99,568)	(198,766)
Net investment income, Class Y	(93,171)	(305,772)	(179,736)	(386,452)
Net investment income, Institutional Class	(2,443)	(82,486)	(745)	(1,766)
Net realized gains, Class A	—	—	—	—
Net realized gains, Class C	—	—	—	—
Net realized gains, Class Y	—	—	—	—
Net realized gains, Institutional Class	—	—	—	—
Total Distributions	(95,614)	(421,192)	(534,451)	(1,023,920)

Net Increase (Decrease) from Share Transactions(A)	14,368,215	10,331,100	(7,297,016)	(20,794,838)

Total Increase (Decrease) in Net Assets	19,490,161	12,528,187	(8,143,791)	(19,675,571)

Net Assets
Beginning of period	77,677,805	65,149,618	43,768,381	63,443,952
End of period	$97,167,966	$77,677,805	$35,624,590	$43,768,381
Accumulated Net Investment Income	$754,478	$100,823	$8,391	$4,322

(A) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 30 to 32

See accompanying Notes to Financial Statements.

28

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone
Dynamic Diversified		Dynamic Global
Income		Allocation
Fund		Fund
For the	For the	For the	For the
Year	Year	Year	Year
Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,
2015	2014	2015	2014

$1,006,936	$1,548,564	$1,727,922	$1,640,014

7,724,984	6,363,938	10,340,034	8,825,901

(10,816,574)	(3,103,328)	(16,348,945)	(3,931,077)
(2,084,654)	4,809,174	(4,280,989)	6,534,838

(478,784)	(803,034)	(1,024,931)	(1,129,427)
(207,214)	(356,687)	(542,509)	(520,631)
(341,450)	(630,483)	(296,691)	(430,228)
(289)	(843)	(68)	(226)
—	—	(1,705,447)	(2,142,958)
—	—	(1,320,382)	(1,681,327)
—	—	(422,152)	(627,104)
—	—	—	(397)
(1,027,737)	(1,791,047)	(5,312,180)	(6,532,298)

(13,705,612)	(27,945,544)	34,458,093	(30,831,305)

(16,818,003)	(24,927,417)	24,864,924	(30,828,765)

92,152,888	117,080,305	117,464,069	148,292,834
$75,334,885	$92,152,888	$142,328,993	$117,464,069
$14,323	$9,681	$—	$—

29

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone Dynamic Equity Fund
	For the Year		For the Year
	Ended		Ended
	December 31, 2015		December 31, 2014
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares sold	228,254	$3,247,884	432,702	$5,737,437
Reinvestment of distributions	—	—	1,740	23,827
Cost of Shares redeemed	(249,489)	(3,467,534)	(748,511)	(10,219,139)
Change from Class A Share Transactions	(21,235)	(219,650)	(314,069)	(4,457,875)
Class C
Proceeds from Shares sold	161,500	2,105,892	169,934	2,228,628
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	(176,997)	(2,298,307)	(175,478)	(2,201,554)
Change from Class C Share Transactions	(15,497)	(192,415)	(5,544)	27,074
Class Y
Proceeds from Shares sold	2,256,404	32,631,257	2,525,684	34,801,483
Proceeds from Shares issued in connection with merger(A)	—	—	—	—
Reinvestment of distributions	5,413	80,489	19,153	266,224
Cost of Shares redeemed	(1,001,379)	(14,117,348)	(1,203,234)	(16,569,784)
Change from Class Y Share Transactions	1,260,438	18,594,398	1,341,603	18,497,923
Institutional Class
Proceeds from Shares sold	563,055	8,370,489	61,199	845,127
Reinvestment of distributions	164	2,443	5,921	82,486
Cost of Shares redeemed	(828,549)	(12,187,050)	(337,036)	(4,663,635)
Cost of Shares redeemed in connection with merger(A)	—	—	—	—
Change from Institutional Class Share Transactions	(265,330)	(3,814,118)	(269,916)	(3,736,022)

Change from Share Transactions	958,376	$14,368,215	752,074	$10,331,100

(A)See Note 8 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

30

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Controlled Growth with Income Fund				Touchstone Dynamic Diversified Income Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

123,929	$1,368,452	353,159	$3,944,565	141,444	$1,799,493	257,634	$3,260,976
20,482	223,312	32,321	359,956	35,020	430,135	56,932	723,096
(280,112)	(3,100,234)	(1,088,913)	(12,181,332)	(547,208)	(6,898,211)	(1,236,173)	(15,716,395)
(135,701)	(1,508,470)	(703,433)	(7,876,811)	(370,744)	(4,668,583)	(921,607)	(11,732,323)

31,421	343,507	81,479	901,715	118,199	1,490,712	90,111	1,135,083
7,327	79,348	13,589	150,441	12,159	148,061	19,130	243,067
(293,856)	(3,220,566)	(197,495)	(2,189,544)	(478,345)	(6,050,659)	(476,671)	(6,025,159)
(255,108)	(2,797,711)	(102,427)	(1,137,388)	(347,987)	(4,411,886)	(367,430)	(4,647,009)

187,564	2,067,614	272,994	3,039,700	225,730	2,847,974	297,507	3,770,622
5,266	57,554	—	—	2,931	36,657	—	—
13,634	148,876	30,740	342,442	26,018	320,763	47,139	599,745
(470,003)	(5,193,417)	(1,351,912)	(15,152,082)	(612,658)	(7,794,169)	(1,244,262)	(15,937,422)
(263,539)	(2,919,373)	(1,048,178)	(11,769,940)	(357,979)	(4,588,775)	(899,616)	(11,567,055)

—	—	—	—	—	—	—	—
68	745	158	1,766	23	289	67	843
(1,354)	(14,653)	(1,105)	(12,465)	—	—	—	—
(5,259)	(57,554)	—	—	(2,945)	(36,657)	—	—
(6,545)	(71,462)	(947)	(10,699)	(2,922)	(36,368)	67	843

(660,893)	$(7,297,016)	(1,854,985)	$(20,794,838)	(1,079,632)	$(13,705,612)	(2,188,586)	$(27,945,544)

31

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Dynamic Global Allocation Fund
	For the Year		For the Year
	Ended		Ended
	December 31, 2015		December 31, 2014
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares sold	208,879	$2,686,288	246,109	$3,288,823
Proceeds from Shares issued in connection with merger(A)	1,861,288	23,665,130	—	—
Reinvestment of distributions	205,933	2,491,951	228,734	2,976,504
Cost of Shares redeemed	(762,339)	(9,819,000)	(1,307,090)	(17,389,743)
Change from Class A Share Transactions	1,513,761	19,024,369	(832,247)	(11,124,416)
Class C
Proceeds from Shares sold	141,983	1,775,390	153,626	1,998,397
Proceeds from Shares issued in connection with merger(A)	1,476,741	18,389,246	—	—
Reinvestment of distributions	115,127	1,359,504	119,689	1,524,234
Cost of Shares redeemed	(656,628)	(8,249,620)	(691,371)	(9,028,165)
Change from Class C Share Transactions	1,077,223	13,274,520	(418,056)	(5,505,534)
Class Y
Proceeds from Shares sold	148,568	1,922,084	275,245	3,688,089
Proceeds from Shares issued in connection with merger(A)	407,163	5,218,882	—	—
Reinvestment of distributions	52,816	646,098	73,383	964,220
Cost of Shares redeemed	(433,253)	(5,620,964)	(1,391,373)	(18,850,918)
Change from Class Y Share Transactions	175,294	2,166,100	(1,042,745)	(14,198,609)
Institutional Class
Proceeds from Shares sold	737	9,726	—	—
Reinvestment of distributions	5	68	48	623
Cost of Shares redeemed	—	—	(261)	(3,369)
Cost of Shares redeemed in connection with merger(A)	(1,308)	(16,690)	—	—
Change from Institutional Class Share Transactions	(566)	(6,896)	(213)	(2,746)

Change from Share Transactions	2,765,712	$34,458,093	(2,293,261)	$(30,831,305)

(A)See Note 8 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

32

Statement of Cash Flows

For the Year Ended December 31, 2015

Touchstone
Dynamic
Equity
Fund
Cash Flows Used in Operating Activities

Change in net assets resulting from operations	$5,217,560

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(229,522,783)
Proceeds from disposition of investments	209,154,558
Net sales of purchased options	1,310,941
Premiums on call and put options written	25,861,492
Costs to cover written options	(24,698,539)
Proceeds from securities sold short	46,569,635
Covers of securities sold short	(41,126,619)
Net sales of short term securities	304,027
Return of capital received from investments	80,426
Decrease in deposits with Prime Broker	219,959
Increase in dividends and interest receivable	(45,527)
Decrease in other assets	1,347
Proceeds from litigation settlements	1,681
Increase in dividend and interest payable on securities sold short	11,618
Increase in payable to Trustees	1,459
Decrease in payable to Investment Advisor	(715)
Decrease in payable to other affiliates	(3,409)
Increase in other accrued expenses and liabilities	651
Net realized (gains) on investments	(6,138,984)
Net realized (gains) on written options	(212,517)
Net realized (gains) on securities sold short	(1,223,548)
Net change in unrealized (appreciation) depreciation on investments	3,163,188
Net change in unrealized (appreciation) depreciation on written options	101,584
Net change in unrealized (appreciation) depreciation on securities sold short	(161,003)
Net cash used in operating activities	(11,133,518)

Cash Flows provided by Financing Activities
Proceeds from shares sold	43,396,549
Cash distributions paid	(12,682)
Proceeds from shares redeemed	(32,250,349)
Net cash provided by financing activities	11,133,518

Net change in cash	—
Cash - beginning of the period	—
Cash - end of period	$—

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$82,932
Dividend and interest paid	$336,871

See accompanying Notes to Financial Statements.

33

Financial Highlights

Touchstone Dynamic Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

					Five Months
					Ended
	Year Ended December 31,				December 31,		Year Ended July 31,
	2015	2014		2013	2012(A)		2012		2011
Net asset value at beginning of period	$13.59	$13.15		$11.05	$11.20		$10.26		$9.02
Income (loss) from investment operations:
Net investment income (loss)	0.13	—	(B)(C)	0.04	0.04	(C)	(0.07	)(C)	0.06	(C)
Net realized and unrealized gains (losses) on investments	0.80	0.48		2.06	(0.19)		1.09		1.18
Total from investment operations	0.93	0.48		2.10	(0.15)		1.02		1.24
Distributions from:
Net investment income	—	(0.04)		—	—		(0.08)		—
Net asset value at end of period	$14.52	$13.59		$13.15	$11.05		$11.20		$10.26
Total return(D)	6.84%	3.64%		19.01%	(1.34	)%(E)	10.00%		13.75%
Ratios and supplemental data:
Net assets at end of period (000's)	$12,029	$11,546		$15,300	$16,156		$17,919		$23,505
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(F)	2.01%	2.07%		2.21%	2.46	%(G)	2.80%		1.82%
Gross expenses (including dividend and interest expense on securities sold short)(H)	2.16%	2.18%		2.41%	2.65	%(G)	3.08%		2.16%
Net investment income (loss)	0.87%	0.01%		0.30%	0.88	%(G)	(0.63)%		0.66%
Portfolio turnover rate	235%	236%		382%	105	%(E)	234%		231%

(A)	The Fund changed its fiscal year end from July 31 to December 31.
(B)	Less than $0.005 per share.
(C)	The net investment income (loss) per share is based on average shares outstanding for the period.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short is 1.55%, 1.55%, 1.55%, 1.55%, 1.55% and 1.66% years ended December 31, 2015, 2014 and 2013, period ended December 31, 2012 and years ended July 31, 2012 and 2011, respectively.
(G)	Annualized.
(H)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short is 1.70%, 1.66%, 1.75%, 1.74%, 1.82% and 2.00% for the years ended December 31, 2015, 2014 and 2013, period ended December 31, 2012 and years ended July 31, 2012 and 2011, respectively.

See accompanying Notes to Financial Statements.

34

Financial Highlights (Continued)

Touchstone Dynamic Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

					Five Months
					Ended
	Year Ended December 31,				December 31,		Year Ended July 31,
	2015	2014		2013	2012(A)		2012		2011
Net asset value at beginning of period	$12.70	$12.35		$10.46	$10.63		$9.79		$8.67
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.09	)(B)	(0.08)	0.01	(B)	(0.14	)(B)	(0.01	)(B)
Net realized and unrealized gains (losses) on investments	0.75	0.44		1.97	(0.18)		1.03		1.13
Total from investment operations	0.77	0.35		1.89	(0.17)		0.89		1.12
Distributions from:
Net investment income	—	—		—	—		(0.05)		—
Net asset value at end of period	$13.47	$12.70		$12.35	$10.46		$10.63		$9.79
Total return(C)	6.06%	2.83%		18.07%	(1.60	)%(D)	9.09%		12.92%
Ratios and supplemental data:
Net assets at end of period (000's)	$10,911	$10,486		$10,261	$10,420		$11,684		$14,243
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(E)	2.76%	2.82%		2.96%	3.21	%(F)	3.55%		2.57%
Gross expenses (including dividend and interest expense on securities sold short)(G)	2.90%	2.96%		3.20%	3.48	%(F)	3.75%		2.78%
Net investment income (loss)	0.12%	(0.74)%		(0.45)%	0.13	%(F)	(1.38)%		(0.10)%
Portfolio turnover rate	235%	236%		382%	105	%(D)	234%		231%

(A)	The Fund changed its fiscal year end from July 31 to December 31.
(B)	The net investment income (loss) per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short is 2.30%, 2.30%, 2.30%, 2.30%, 2.30% and 2.41% for the years ended December 31, 2015, 2014 and 2013, period ended December 31, 2012 and years ended July 31, 2012 and 2011, respectively.

(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short is 2.44%, 2.44%, 2.54%, 2.57%, 2.50% and 2.62% for the years ended December 31, 2015, 2014 and 2013, period ended December 31, 2012 and years ended July 31, 2012 and 2011, respectively.

See accompanying Notes to Financial Statements.

35

Financial Highlights (Continued)

Touchstone Dynamic Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Five Months
Ended
Year Ended December 31,	December 31,	Year Ended July 31,
2015	2014	2013	2012(A)	2012	2011
Net asset value at beginning of period	$13.80	$13.37	$11.22	$11.35	$10.40	$9.11
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.04	(B)	0.07	0.05	(B)	(0.04	)(B)	0.08	(B)
Net realized and unrealized gains (losses) on investments	0.81	0.49	2.08	(0.18)	1.09	1.21
Total from investment operations	0.98	0.53	2.15	(0.13)	1.05	1.29
Distributions from:
Net investment income	(0.02)	(0.10)	(—	)(C)	—	(0.10)	—
Net asset value at end of period	$14.76	$13.80	$13.37	$11.22	$11.35	$10.40
Total return	7.12%	3.95%	19.20%	(1.15	)%(D)	10.14%	14.16%
Ratios and supplemental data:
Net assets at end of period (000's)	$64,986	$43,349	$24,066	$20,397	$24,054	$30,511
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(E)	1.71%	1.78%	1.96%	2.21	%(F)	2.56%	1.59%
Gross expenses (including dividend and interest expense on securities sold short)(G)	1.71%	1.76%	1.95%	2.31	%(F)	2.60%	1.68%
Net investment income (loss)	1.17%	0.30%	0.55%	1.13	%(F)	(0.38)%	0.77%
Portfolio turnover rate	235%	236%	382%	105	%(D)	234%	231%

(A)	The Fund changed its fiscal year end from July 31 to December 31.
(B)	The net investment income (loss) per share is based on average shares outstanding for the period.
(C)	Less than $(0.005) per share.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short is 1.25%, 1.26%, 1.30%, 1.30%, 1.30% and1.42% for the years ended December 31, 2015, 2014 and 2013, period ended December 31, 2012 and years ended July 31, 2012 and 2011, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short is 1.25%, 1.24%, 1.29%, 1.40%, 1.35% and 1.51% for the years ended December 31, 2015, 2014 and 2013, period ended December 31, 2012 and years ended July 31, 2012 and 2011, respectively.

See accompanying Notes to Financial Statements.

36

Financial Highlights (Continued)

Touchstone Dynamic Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Five Months
Ended
Year Ended December 31,	December 31,	Year Ended July 31,
2015	2014	2013	2012(A)	2012	2011
Net asset value at beginning of period	$13.83	$13.39	$11.23	$11.36	$10.40	$9.12
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.04	(B)	0.12	0.06	(B)	(0.04	)(B)	0.09	(B)
Net realized and unrealized gains (losses) on investments	0.83	0.49	2.05	(0.19)	1.10	1.19
Total from investment operations	0.99	0.53	2.17	(0.13)	1.06	1.28
Distributions from:
Net investment income	(—	)(C)	(0.09)	(0.01)	—	(0.10)	—
Net asset value at end of period	$14.82	$13.83	$13.39	$11.23	$11.36	$10.40
Total return	7.19%	3.98%	19.29%	(1.15	)%(D)	10.27%	14.04%
Ratios and supplemental data:
Net assets at end of period (000's)	$9,242	$12,297	$15,523	$20,085	$6,168	$2
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(E)	1.71%	1.77%	1.91%	2.16	%(F)	2.50%	1.52%
Gross expenses (including dividend and interest expense on securities sold short)(G)	1.72%	1.76%	1.95%	2.18	%(F)	2.95%	816.82%
Net investment income (loss)	1.17%	0.31%	0.60%	1.18	%(F)	(0.33)%	0.92%
Portfolio turnover rate	235%	236%	382%	105	%(D)	234%	231%

(A)	The Fund changed its fiscal year end from July 31 to December 31.
(B)	The net investment income (loss) per share is based on average shares outstanding for the period.
(C)	Less than $0.005 per share.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short is 1.25%, 1.25%, 1.25%, 1.25%, 1.25% and 1.35% for the years ended December 31, 2015, 2014 and 2013, period ended December 31, 2012 and years ended July 31, 2012 and 2011, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short is 1.26%, 1.24%, 1.29%, 1.27%, 1.70% and 816.65% for the years ended December 31, 2015, 2014 and 2013, period ended December 31, 2012 and years ended July 31, 2012 and 2011, respectively.

See accompanying Notes to Financial Statements.

37

Financial Highlights (Continued)

Touchstone Controlled Growth with Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Five Months
Ended
Year Ended December 31,	December 31,	Year Ended July 31,
2015	2014	2013	2012(A)	2012	2011
Net asset value at beginning of period	$11.08	$10.93	$10.50	$10.98	$10.87	$10.38
Income (loss) from investment operations:
Net investment income	0.14	0.21	0.19	(B)	0.10	(B)	0.21	(B)	0.26	(B)
Net realized and unrealized gains (losses) on investments	(0.22)	0.17	0.45	0.17	0.13	0.64
Total from investment operations	(0.08)	0.38	0.64	0.27	0.34	0.90
Distributions from:
Net investment income	(0.17)	(0.23)	(0.21)	(0.28)	(0.23)	(0.41)
Realized capital gains	—	—	—	(0.47)	—	—
Total distributions	(0.17)	(0.23)	(0.21)	(0.75)	(0.23)	(0.41)
Net asset value at end of period	$10.83	$11.08	$10.93	$10.50	$10.98	$10.87
Total return(C)	(0.68)%	3.51%	6.14%	2.47	%(D)	3.23%	8.81%
Ratios and supplemental data:
Net assets at end of period (000's)	$15,542	$17,408	$24,857	$32,965	$8,466	$11,138
Ratio to average net assets:
Net expenses(E)	0.49%	0.46%	0.35%	0.40	%(F)	0.61%	0.61%
Gross expenses(E)	0.96%	0.89%	0.89%	0.85	%(F)	1.02%	0.91%
Net investment income(E)	1.25%	1.79%	1.74%	2.28	%(F)	1.95%	2.43%
Portfolio turnover rate	92%	11%	30%	79	%(D)(G)	89%	13%

Touchstone Controlled Growth with Income Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Five Months
Ended
Year Ended December 31,	December 31,	Year Ended July 31,
2015	2014	2013	2012(A)	2012	2011
Net asset value at beginning of period	$11.03	$10.88	$10.45	$10.92	$10.81	$10.33
Income (loss) from investment operations:
Net investment income	0.06	0.12	0.11	(B)	0.07	(B)	0.13	(B)	0.18	(B)
Net realized and unrealized gains (losses) on investments	(0.22)	0.18	0.45	0.17	0.13	0.63
Total from investment operations	(0.16)	0.30	0.56	0.24	0.26	0.81
Distributions from:
Net investment income	(0.09)	(0.15)	(0.13)	(0.24)	(0.15)	(0.33)
Realized capital gains	—	—	—	(0.47)	—	—
Total distributions	(0.09)	(0.15)	(0.13)	(0.71)	(0.15)	(0.33)
Net asset value at end of period	$10.78	$11.03	$10.88	$10.45	$10.92	$10.81
Total return(C)	(1.45)%	2.76%	5.36%	2.18	%(D)	2.50%	7.93%
Ratios and supplemental data:
Net assets at end of period (000's)	$11,281	$14,357	$15,275	$17,972	$17,104	$20,000
Ratio to average net assets:
Net expenses(E)	1.24%	1.21%	1.10%	1.15	%(F)	1.36%	1.36%
Gross expenses(E)	1.68%	1.65%	1.64%	1.67	%(F)	1.70%	1.61%
Net investment income(E)	0.50%	1.04%	0.99%	1.53	%(F)	1.20%	1.72%
Portfolio turnover rate	92%	11%	30%	79	%(D)(G)	89%	13%

(A)	The Fund changed its fiscal year end from July 31 to December 31.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Ratio does not include income and expenses of the underlying funds.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of the Fifth Third LifeModel Conservative Fund and Fifth Third LifeModel Moderately Conservative Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

38

Financial Highlights (Continued)

Touchstone Controlled Growth with Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Five Months
Ended
Year Ended December 31,	December 31,	Year Ended July 31,
2015	2014	2013	2012(A)	2012	2011
Net asset value at beginning of period	$11.08	$10.93	$10.51	$10.99	$10.87	$10.39
Income (loss) from investment operations:
Net investment income	0.17	0.25	0.21	(B)	0.12	(B)	0.24	(B)	0.29	(B)
Net realized and unrealized gains (losses) on investments	(0.22)	0.16	0.45	0.16	0.14	0.62
Total from investment operations	(0.05)	0.41	0.66	0.28	0.38	0.91
Distributions from:
Net investment income	(0.20)	(0.26)	(0.24)	(0.29)	(0.26)	(0.43)
Realized capital gains	—	—	—	(0.47)	—	—
Total distributions	(0.20)	(0.26)	(0.24)	(0.76)	(0.26)	(0.43)
Net asset value at end of period	$10.83	$11.08	$10.93	$10.51	$10.99	$10.87
Total return	(0.43)%	3.78%	6.31%	2.60	%(C)	3.60%	8.97%
Ratios and supplemental data:
Net assets at end of period (000's)	$8,802	$11,931	$23,230	$33,329	$2,156	$1,370
Ratio to average net assets:
Net expenses(D)	0.24%	0.21%	0.10%	0.15	%(E)	0.36%	0.36%
Gross expenses(D)	0.79%	0.65%	0.62%	0.57	%(E)	1.38%	1.65%
Net investment income(D)	1.50%	2.04%	1.99%	2.53	%(E)	2.20%	2.72%
Portfolio turnover rate	92%	11%	30%	79	%(C)(F)	89%	13%

(A)	The Fund changed its fiscal year end from July 31 to December 31.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Not annualized.
(D)	Ratio does not include income and expenses of the underlying funds.
(E)	Annualized.
(F)	Portfolio turnover excludes the purchases and sales of the Fifth Third LifeModel Conservative Fund and Fifth Third LifeModel Moderately Conservative Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

39

Financial Highlights (Continued)

Touchstone Dynamic Diversified Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Five Months
Ended
Year Ended December 31,	December 31,	Year Ended July 31,
2015	2014	2013	2012(A)	2012	2011
Net asset value at beginning of period	$12.66	$12.37	$11.13	$11.18	$11.03	$9.99
Income (loss) from investment operations:
Net investment income	0.18	0.22	0.17	0.13	(B)	0.17	(B)	0.18	(B)
Net realized and unrealized gains (losses) on investments	(0.50)	0.33	1.30	0.35	0.14	1.13
Total from investment operations	(0.32)	0.55	1.47	0.48	0.31	1.31
Distributions from:
Net investment income	(0.19)	(0.26)	(0.23)	(0.24)	(0.16)	(0.27)
Realized capital gains	—	—	—	(0.29)	—	—
Total distributions	(0.19)	(0.26)	(0.23)	(0.53)	(0.16)	(0.27)
Net asset value at end of period	$12.15	$12.66	$12.37	$11.13	$11.18	$11.03
Total return(C)	(2.54)%	4.46%	13.28%	4.37	%(D)	2.89%	13.21%
Ratios and supplemental data:
Net assets at end of period (000's)	$29,754	$35,689	$46,285	$49,118	$9,839	$12,650
Ratio to average net assets:
Net expenses(E)	0.49%	0.46%	0.35%	0.41	%(F)	0.64%	0.64%
Gross expenses(E)	0.86%	0.83%	0.86%	0.83	%(F)	0.97%	0.94%
Net investment income(E)	1.38%	1.61%	1.42%	2.75	%(F)	1.58%	1.71%
Portfolio turnover rate	77%	11%	32%	74	%(D)(G)	76%	6%

Touchstone Dynamic Diversified Income Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Five Months
Ended
Year Ended December 31,	December 31,	Year Ended July 31,
2015	2014	2013	2012(A)	2012	2011
Net asset value at beginning of period	$12.67	$12.36	$11.12	$11.14	$11.01	$9.97
Income (loss) from investment operations:
Net investment income	0.09	0.11	0.08	0.09	(B)	0.09	(B)	0.10	(B)
Net realized and unrealized gains (losses) on investments	(0.50)	0.33	1.30	0.35	0.14	1.13
Total from investment operations	(0.41)	0.44	1.38	0.44	0.23	1.23
Distributions from:
Net investment income	(0.09)	(0.13)	(0.14)	(0.17)	(0.10)	(0.19)
Realized capital gains	—	—	—	(0.29)	—	—
Total distributions	(0.09)	(0.13)	(0.14)	(0.46)	(0.10)	(0.19)
Net asset value at end of period	$12.17	$12.67	$12.36	$11.12	$11.14	$11.01
Total return(C)	(3.22)%	3.59%	12.45%	4.03	%(D)	2.13%	12.41%
Ratios and supplemental data:
Net assets at end of period (000's)	$27,414	$32,961	$36,681	$38,226	$38,388	$50,108
Ratio to average net assets:
Net expenses(E)	1.24%	1.21%	1.10%	1.16	%(F)	1.39%	1.39%
Gross expenses(E)	1.57%	1.57%	1.58%	1.60	%(F)	1.59%	1.59%
Net investment income(E)	0.63%	0.86%	0.67%	2.00	%(F)	0.84%	0.98%
Portfolio turnover rate	77%	11%	32%	74	%(D)(G)	76%	6%

(A)	The Fund changed its fiscal year end from July 31 to December 31.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Ratio does not include income and expenses of the underlying funds.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of the Fifth Third LifeModel Moderate Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

40

Financial Highlights (Continued)

Touchstone Dynamic Diversified Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Five Months
Ended
Year Ended December 31,	December 31,	Year Ended July 31,
2015	2014	2013	2012(A)	2012	2011
Net asset value at beginning of period	$12.68	$12.39	$11.15	$11.21	$11.05	$10.01
Income (loss) from investment operations:
Net investment income	0.22	0.27	0.22	0.14	(B)	0.20	(B)	0.23	(B)
Net realized and unrealized gains (losses) on investments	(0.51)	0.31	1.28	0.35	0.14	1.11
Total from investment operations	(0.29)	0.58	1.50	0.49	0.34	1.34
Distributions from:
Net investment income	(0.22)	(0.29)	(0.26)	(0.26)	(0.18)	(0.30)
Realized capital gains	—	—	—	(0.29)	—	—
Total distributions	(0.22)	(0.29)	(0.26)	(0.55)	(0.18)	(0.30)
Net asset value at end of period	$12.17	$12.68	$12.39	$11.15	$11.21	$11.05
Total return	(2.29)%	4.72%	13.54%	4.45	%(C)	3.18%	13.49%
Ratios and supplemental data:
Net assets at end of period (000's)	$18,168	$23,466	$34,079	$47,092	$1,287	$1,866
Ratio to average net assets:
Net expenses(D)	0.24%	0.21%	0.10%	0.16	%(E)	0.39%	0.39%
Gross expenses(D)	0.65%	0.58%	0.59%	0.52	%(E)	1.40%	1.41%
Net investment income(D)	1.63%	1.86%	1.67%	3.00	%(E)	1.84%	2.11%
Portfolio turnover rate	77%	11%	32%	74	%(C)(F)	76%	6%

(A)	The Fund changed its fiscal year end from July 31 to December 31.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	Not annualized.
(D)	Ratio does not include income and expenses of the underlying funds.
(E)	Annualized.
(F)	Portfolio turnover excludes the purchases and sales of the Fifth Third LifeModel Moderate Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

41

Financial Highlights (Continued)

Touchstone Dynamic Global Allocation Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Five Months
Ended
Year Ended December 31,	December 31,	Year Ended July 31,
2015	2014	2013	2012(A)	2012	2011
Net asset value at beginning of period	$12.89	$12.99	$11.30	$11.13	$11.11	$9.66
Income (loss) from investment operations:
Net investment income	0.18	0.20	0.17	0.14	(B)	0.15	(B)	0.12	(B)
Net realized and unrealized gains (losses) on investments	(0.57)	0.46	1.77	0.51	0.02	(C)	1.47
Total from investment operations	(0.39)	0.66	1.94	0.65	0.17	1.59
Distributions from:
Net investment income	(0.19)	(0.25)	(0.25)	(0.30)	(0.15)	(0.14)
Realized capital gains	(0.30)	(0.51)	—	(0.18)	—	—
Total distributions	(0.49)	(0.76)	(0.25)	(0.48)	(0.15)	(0.14)
Net asset value at end of period	$12.01	$12.89	$12.99	$11.30	$11.13	$11.11
Total return(D)	(3.09)%	5.06%	17.23%	5.96	%(E)	1.65%	16.56%
Ratios and supplemental data:
Net assets at end of period (000's)	$71,201	$56,893	$68,184	$71,235	$15,181	$18,848
Ratio to average net assets:
Net expenses(F)	0.49%	0.46%	0.35%	0.39	%(G)	0.57%	0.57%
Gross expenses(F)	0.90%	0.89%	0.93%	0.90	%(G)	1.03%	1.01%
Net investment income(F)	1.75%	1.44%	1.27%	2.90	%(G)	1.38%	1.17%
Portfolio turnover rate	68	%(H)	11%	38%	73	%(E)(I)	77%	9%

Touchstone Dynamic Global Allocation Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Five Months
Ended
Year Ended December 31,	December 31,	Year Ended July 31,
2015	2014	2013	2012(A)	2012	2011
Net asset value at beginning of period	$12.67	$12.79	$11.13	$10.89	$10.86	$9.44
Income (loss) from investment operations:
Net investment income	0.10	0.09	0.06	0.10	(B)	0.07	(B)	0.05	(B)
Net realized and unrealized gains (losses) on investments	(0.58)	0.45	1.77	0.50	0.02	(C)	1.43
Total from investment operations	(0.48)	0.54	1.83	0.60	0.09	1.48
Distributions from:
Net investment income	(0.12)	(0.15)	(0.17)	(0.18)	(0.06)	(0.06)
Realized capital gains	(0.30)	(0.51)	—	(0.18)	—	—
Total distributions	(0.42)	(0.66)	(0.17)	(0.36)	(0.06)	(0.06)
Net asset value at end of period	$11.77	$12.67	$12.79	$11.13	$10.89	$10.86
Total return(D)	(3.81)%	4.20%	16.49%	5.52	%(E)	0.89%	15.70%
Ratios and supplemental data:
Net assets at end of period (000's)	$53,417	$43,844	$49,601	$48,985	$47,508	$61,074
Ratio to average net assets:
Net expenses(F)	1.24%	1.21%	1.11%	1.14	%(G)	1.32%	1.32%
Gross expenses(F)	1.62%	1.62%	1.65%	1.68	%(G)	1.74%	1.69%
Net investment income (loss)(F)	1.00%	0.69%	0.52%	2.15	%(G)	0.63%	0.46%
Portfolio turnover rate	68	%(H)	11%	38%	73	%(E)(I)	77%	9%

(A)	The Fund changed its fiscal year end from July 31 to December 31.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.
(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Ratio does not include income and expenses of the underlying funds.
(G)	Annualized.
(H)	Portfolio turnover excludes the purchases and sales of the Touchstone Growth Allocation Fund acquired on November 23, 2015 (See Note 8 in Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(I)	Portfolio turnover excludes the purchases and sales of the Fifth Third LifeModel Moderately Aggressive Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

42

Financial Highlights (Continued)

Touchstone Dynamic Global Allocation Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Five Months
Ended
Year Ended December 31,	December 31,	Year Ended July 31,
2015	2014	2013	2012(A)	2012	2011
Net asset value at beginning of period	$12.98	$13.09	$11.38	$11.24	$11.23	$9.75
Income (loss) from investment operations:
Net investment income	0.23	0.28	0.21	0.15	(B)	0.18	(B)	0.18	(B)
Net realized and unrealized gains (losses) on investments	(0.58)	0.40	1.78	0.52	0.01	(C)	1.46
Total from investment operations	(0.35)	0.68	1.99	0.67	0.19	1.64
Distributions from:
Net investment income	(0.22)	(0.28)	(0.28)	(0.35)	(0.18)	(0.16)
Realized capital gains	(0.30)	(0.51)	—	(0.18)	—	—
Total distributions	(0.52)	(0.79)	(0.28)	(0.53)	(0.18)	(0.16)
Net asset value at end of period	$12.11	$12.98	$13.09	$11.38	$11.24	$11.23
Total return	(2.75)%	5.21%	17.57%	6.04	%(D)	1.84%	16.93%
Ratios and supplemental data:
Net assets at end of period (000's)	$17,711	$16,719	$30,498	$43,585	$763	$1,289
Ratio to average net assets:
Net expenses(E)	0.24%	0.21%	0.10%	0.14	%(F)	0.32%	0.32%
Gross expenses(E)	0.72%	0.62%	0.60%	0.54	%(F)	1.89%	1.65%
Net investment income(E)	2.00%	1.69%	1.53%	3.15	%(F)	1.63%	1.63%
Portfolio turnover rate	68	%(G)	11%	38%	73	%(D)(H)	77%	9%

(A)	The Fund changed its fiscal year end from July 31 to December 31.
(B)	The net investment income per share is based on average shares outstanding for the period.
(C)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.
(D)	Not annualized.
(E)	Ratio does not include income and expenses of the underlying funds.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of the Touchstone Growth Allocation Fund acquired on November 23, 2015 (See Note 8 in Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(H)	Portfolio turnover excludes the purchases and sales of the Fifth Third LifeModel Moderately Aggressive Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

43

Notes to Financial Statements

December 31, 2015

1. Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. The Trust consists of seventeen funds, including the following four funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Dynamic Equity Fund (“Dynamic Equity Fund”)

Touchstone Controlled Growth with Income Fund (“Controlled Growth with Income Fund”) (formerly known as Touchstone Conservative Allocation Fund)

Touchstone Dynamic Diversified Income Fund (“Dynamic Diversified Income Fund”) (formerly known as Touchstone Balanced Allocation Fund)

Touchstone Dynamic Global Allocation Fund (“Dynamic Global Allocation Fund”) (formerly known as Touchstone Moderate Growth Allocation Fund)

Each Fund is diversified. Additionally, the Controlled Growth with Income Fund, Dynamic Diversified Income Fund and Dynamic Global Allocation Fund (collectively, the “Allocation Funds”) are “Funds of Funds”, sub-advised by Wilshire Associates Incorporated, which seek to achieve their investment goals by primarily investing in a diversified portfolio of affiliated and unaffiliated underlying equity and fixed income funds. These underlying funds (“Underlying Funds”), in turn, invest in a variety of U.S. and foreign equity and fixed income securities. Effective November 23, 2015, under normal circumstances, the Allocation Funds expect to invest their assets among equity, fixed-income and alternative funds in the following ranges:

	Equity Fund	Fixed-Income	Alternative
	Allocation	Fund Allocation	Fund Allocation
Controlled Growth with Income Fund	0-25%	25-50%	50-75%
Dynamic Diversified Income Fund	25-55%	45-75%	N/A
Dynamic Global Allocation Fund	45-75%	25-55%	N/A

Prior to November 23, 2015, under normal circumstances, the Allocation Funds expected to invest their assets among equity and fixed-income funds in the following ranges:

	Equity Fund	Fixed-Income
	Allocation	Fund Allocation
Controlled Growth with Income Fund	20-40%	60-80%
Dynamic Diversified Income Fund	50-70%	30-50%
Dynamic Global Allocation Fund	70-90%	10-30%

The investment goal of each of the Underlying Funds that the Allocation Funds invest in is as follows:

Fund	Investment Goal
Touchstone Active Bond Fund	Seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.
Touchstone Arbitrage Fund	Seeks to achieve positive absolute returns over the long-term regardless of market conditions.
Touchstone Credit Opportunities Fund	Seeks absolute total return, primarily from income and capital appreciation.
Touchstone Dynamic Equity Fund	Seeks to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.
Touchstone Emerging Markets Equity Fund	Seeks capital appreciation.
Touchstone Flexible Income Fund	Seeks a high level of income consistent with reasonable risk. The Fund seeks capital appreciation as a secondary goal.
Touchstone Focused Fund	Seeks to provide investors with capital appreciation.

44

Notes to Financial Statements (Continued)

Fund	Investment Goal
Touchstone Global Real Estate Fund	Seeks income and capital appreciation.
Touchstone Growth Opportunities Fund	Seeks long-term growth of capital.
Touchstone High Yield Fund	Seeks to achieve a high level of income as its main goal. Capital appreciation is a secondary consideration.
Touchstone Institutional Money Market Fund	Seeks high current income, consistent with liquidity and stability of principal. The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.
Touchstone International Fixed Income Fund	Seeks total return.
Touchstone International Small Cap Fund	Seeks to provide investors with capital appreciation.
Touchstone International Value Fund	Seeks long-term capital growth.
Touchstone Large Cap Fund	Seeks to provide investors with long-term capital growth.
Touchstone Mid Cap Fund	Seeks long-term capital growth.
Touchstone Mid Cap Value Fund	Seeks capital appreciation.
Touchstone Premium Yield Equity Fund	Seeks long-term growth of capital and high current income.
Touchstone Sands Capital Emerging Markets Growth Fund	Seeks long-term capital appreciation.
Touchstone Sands Capital Institutional Growth Fund	Seeks long-term capital appreciation.
Touchstone Small Cap Fund	Seeks capital appreciation.
Touchstone Small Cap Growth Fund	Seeks long-term capital growth.
Touchstone Small Cap Value Fund	Seeks long-term capital growth.
Touchstone Small Cap Value Opportunities Fund	Seeks to provide investors with long-term capital growth.
Touchstone Total Return Bond Fund	Seeks current income. Capital appreciation is a secondary goal.
Touchstone Ultra Short Duration Fixed Income Fund	Seeks maximum total return consistent with the preservation of capital.
Touchstone Value Fund	Seeks to provide investors with long-term capital growth.
Dreyfus Cash Management	Seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.
JPMorgan Alerian MLP Index ETN	Seeks to replicate, net of expenses, the Alerian MLP Index. The index tracks the performance of midstream energy Master Limited Partnerships.
iShares International Select Dividend ETF	Seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets.
Market Vectors J.P. Morgan EM Local Currency Bond ETF	Seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the J.P. Morgan GBI-EMG Core Index.
Vanguard Emerging Markets Government Bond ETF	Seeks to track the performance of a benchmark index that measures the investment return of U.S. dollar-denominated bonds issued by governments and government related issuers in emerging market countries.
Vanguard Total International Bond ETF	Seeks to track the performance of a benchmark index that measures the investment return of investment-grade bonds issued outside of the United States.

45

Notes to Financial Statements (Continued)

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Dynamic Equity Fund is registered to offer the following classes of shares: Class A shares, Class C shares, Class Y shares, and Institutional Class shares. Effective November 23, 2015, Institutional Class shares of the Allocation Funds were converted into Class Y shares of the Allocation Funds, therefore the Allocation Funds are registered to offer the following classes of shares: Class A shares, Class C shares and Class Y shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goals, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their estimated fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods.

These inputs are summarized in the three broad levels listed below:

•	Level 1 –	quoted prices in active markets for identical securities
•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of December 31, 2015, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in the Funds’ Portfolio of Investments, which also includes a breakdown of the Funds’ investments by sector allocation. The Funds did not hold any Level 3 categorized securities during the year ended December 31, 2015.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy. All transfers in and out of the levels are recognized at the value at the end of the period. During the year ended December 31, 2015, there were no transfers between Levels 1, 2 and 3 for all Funds.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”)(currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price and are categorized in Level 1. Shares of open-end mutual

46

Notes to Financial Statements (Continued)

funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the Underlying Funds and are categorized in Level 1.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV.

The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees and are generally categorized in Level 3.

Allocation Funds — The Allocation Funds invest in securities of affiliated and unaffiliated funds, the Underlying Funds. The value of an investment in the Allocation Funds is based on the performance of the Underlying Funds in which they invest and the allocation of their assets among those funds. Because the Allocation Funds invest in mutual funds, shareholders of the Allocation Funds indirectly bear a proportionate share of the expenses charged by the Underlying Funds in which they invest as well as their share of the Allocation Funds’ fees and expenses. The principal risks of an investment in the Allocation Funds include the principal risks of investing in the Underlying Funds.

Investment companies — Certain Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Cash and cash equivalents — The Funds consider liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents and are included in the investments on the financial statements. These investments represent amounts held with financial

47

Notes to Financial Statements (Continued)

institutions that are readily accessible to pay Fund expenses or investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Securities sold short — The Dynamic Equity Fund engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. As of December 31, 2015, the Dynamic Equity Fund held securities sold short with a fair value of $18,898,538 and had securities with a fair value of $112,373,232 held as collateral and cash collateral of $2,438,147 for both securities sold short and written options.

Options — The Dynamic Equity Fund may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Fund intends to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Fund’s option strategy primarily focuses on the use of writing call options on equity indexes. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. The Fund, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. As of December 31, 2015, the Dynamic Equity Fund held written options with a fair value of $2,857,870 and had securities with a fair value of $112,373,232 held as collateral and cash collateral of $2,438,147 for both securities sold short and written options.

Real Estate Investment Trusts — Dynamic Equity Fund may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Derivative instruments and hedging activities — The Dynamic Equity Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar

48

Notes to Financial Statements (Continued)

agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, the Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).

For financial reporting purposes, the Dynamic Equity Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of December 31, 2015, the Dynamic Equity Fund’s assets and liabilities that were subject to a MNA on a gross basis were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Written Options	$—	$2,857,870
Total gross amount of assets and liabilities subject to MNA	$—	$2,857,870

49

Notes to Financial Statements (Continued)

The following table presents the Dynamic Equity Fund’s liabilities net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2015:

Gross Amounts
Available for Offset
	Gross Amount of	in Statement of	Non-cash
	Recognized	Assets and	Collateral	Cash Collateral
	Liabilities	Liabilities	Pledged	Pledged	Net Amount(B)
Written Options(A)	$2,857,870	$—	$(2,537,601)	$(320,269)	$—

(A)	Pershing LLC is the counterparty.
(B)	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table sets forth the fair value of the Dynamic Equity Fund’s derivative financial instruments by primary risk exposure as of December 31, 2015:

Fair Value of Derivative Investments
As of December 31, 2015
	Derivatives not accounted for as hedging	Asset	Liability
Fund	instruments under ASC 815	Derivatives	Derivatives*
Dynamic Equity Fund	Written Options - Equity Contracts	$—	$2,857,870

* Statements of Assets and Liabilities Location: Written options, at market value.

The following table sets forth the operations of the Dynamic Equity Fund’s derivative financial instruments by primary risk exposure for the year ended December 31, 2015.

The Effect of Derivative Investments on the Statement of Operations
for the Year Ended December 31, 2015
			Change in
			Unrealized
	Derivatives not accounted for as hedging	Realized Gain	Depreciation
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Dynamic Equity Fund	Purchased Options - Equity Contracts*	$1,310,941	$—
	Written Options - Equity Contacts**	212,517	(101,584)

* Statements of Operations Location: Net realized gains on investments from non-affiliated securities.

** Statements of Operations Location: Net realized gains on written options and net change in unrealized appreciation (depreciation) on written options, respectively.

For the year ended December 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Dynamic
Equity
Fund	Fund
Equity contracts:
Purchased Options - Cost*	$—
Written Options - Premiums received	2,244,987

* The balance at each quarter end was zero.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). There is no sales load on purchases of

50

Notes to Financial Statements (Continued)

$1 million or more of Class A shares. The maximum offering price per share of Classes C, Y, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Dynamic Equity Fund declares and distributes net investment income, if any, annually as a dividend to shareholders. The Allocation Funds each declare and distribute net investment income, if any, quarterly as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in Underlying Funds is affected by the timing of dividend declarations by those Underlying Funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

51

Notes to Financial Statements (Continued)

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2015:

		Controlled	Dynamic	Dynamic
	Dynamic	Growth with	Diversified	Global
	Equity	Income	Income	Allocation
	Fund	Fund	Fund	Fund*
Purchases of investment securities	$229,522,783	$36,479,682	$66,055,151	$79,725,031
Proceeds from sales and maturities	$209,154,558	$43,451,075	$79,058,423	$93,566,626

*The cost of purchases and proceeds from sales on the Dynamic Global Allocation Fund excludes the purchases and sales of the Touchstone Growth Allocation Fund (see Note 8). If these transactions were included, purchases and sales would have been higher.

There were no purchases or proceeds from sales and maturities of U.S. Government securities by the Funds for the year ended December 31, 2015.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Sub-Administrator and Transfer Agent to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern Financial Group, Inc.

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $56,808 for the year ended December 31, 2015.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Dynamic Equity Fund	0.85% on the first $300 million of assets
0.80% on the next $200 million of assets
0.75% on the next $250 million of assets
0.70% on the next $250 million of assets
0.65% on the next $500 million of assets
0.60% on the next $500 million of assets
0.55% on such assets in excess of $2 billion
Controlled Growth with Income Fund	0.20% on the first $1 billion of assets
Dynamic Diversified Income Fund	0.175% on the next $1 billion of assets
0.15% on the next $1 billion of assets
0.125% on such assets in excess of $3 billion
Dynamic Global Allocation Fund	0.25% on the first $1 billion of assets
0.225% on the next $1 billion of assets
0.20% on the next $1 billion of assets
0.175% on such assets in excess of $3 billion

52

Notes to Financial Statements (Continued)

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Analytic Investors, LLC	Wilshire Associates Incorporated*
Dynamic Equity Fund	Controlled Growth with Income Fund
Dynamic Diversified Income Fund
Dynamic Global Allocation Fund

*Effective November 23, 2015, Wilshire Associates Incorporated became the sub-advisor of the Allocation Funds; prior to November 23, 2015, Ibbotson Associates, Inc. was the sub-advisor.

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S.GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class-level expenses, advisory fees and administration fees, and to reimburse expenses in order to maintain the following expense limitations for the Funds:

	Class	Class	Class	Institutional		Termination
Fund	A	C	Y	Class		Date
Dynamic Equity Fund	1.55%	2.30%	1.30%	1.25%		April 30, 2016
Controlled Growth with Income Fund	0.49%	1.24%	0.24%	—	*	November 23, 2016
Dynamic Diversified Income Fund	0.49%	1.24%	0.24%	—	*	November 23, 2016
Dynamic Global Allocation Fund	0.49%	1.24%	0.24%	—	*	November 23, 2016

*Effective November 23, 2015, Institutional Class shares were converted into Class Y shares of each of the Allocation Funds; prior to November 23, 2015, the expense limitation for each Institutional Class shares of the Allocation Funds was 0.24%.

During the year ended December 31, 2015, the Advisor or its affiliates waived investment advisory fees and administration fees or reimbursed expenses, including 12b-1 fees, of the Funds as follows:

			Other
	Investment		Operating
	Advisory		Expenses
	Fees	Administration	Reimbursed/
	Waived	Fees Waived	Waived	Total
Dynamic Equity Fund	$—	$—	$31,509	$31,509
Controlled Growth with Income Fund	37,902	57,577	116,378	211,857
Dynamic Diversified Income Fund	37,115	124,024	173,156	334,295
Dynamic Global Allocation Fund	107,063	166,738	216,240	490,041

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

53

Notes to Financial Statements (Continued)

As of December 31, 2015, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expiration	Expiration	Expiration
	December 31,	December 31,	December 31,
	2016	2017	2018	Total
Dynamic Equity Fund	$6,701	$—	$854	$7,555
Controlled Growth with Income Fund	320,973	191,617	147,979	660,569
Dynamic Diversified Income Fund	513,520	297,197	229,335	1,040,052
Dynamic Global Allocation Fund	666,379	407,649	332,780	1,406,808

The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended December 31, 2015.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission (“SEC”) and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to theTrust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

54

Notes to Financial Statements (Continued)

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of Class A shares of the Funds listed below during the year ended December 31, 2015:

Fund	Amount
Dynamic Equity Fund	$4,015
Controlled Growth with Income Fund	5,508
Dynamic Diversified Income Fund	8,993
Dynamic Global Allocation Fund	15,882

In addition, the Underwriter collected CDSC on the redemption of Class C shares of the Funds listed below during the year ended December 31, 2015:

Fund	Amount
Dynamic Equity Fund	$634
Controlled Growth with Income Fund	166
Dynamic Diversified Income Fund	244
Dynamic Global Allocation Fund	1,175

AFFILIATED INVESTMENTS

Each Fund may have invested in the Touchstone Institutional Money Market Fund through June 19, 2015, subject to compliance with several conditions set forth in an exemptive order received by the Trust from the SEC. To the extent that the Funds were invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator were paid additional fees from the Touchstone Institutional Money Market Fund that were not waived or reimbursed.

A summary of the Dynamic Equity Fund’s investment in the Touchstone Institutional Money Market Fund for the year ended December 31, 2015, is as follows:

	Share Activity
						Market
	Balance			Balance		Value
Fund	12/31/14	Purchases	Sales	12/31/15	Dividends	12/31/15
Dynamic Equity Fund	1,212,923	12,973,540	(14,186,463)	—	$74	$—

55

Notes to Financial Statements (Continued)

A summary of each Allocation Fund’s transactions in affiliated Underlying Funds during the year ended December 31, 2015 is as follows:

Controlled Growth with Income Fund

	Purchases at	Proceeds	Market Value	Dividend	Net Realized
Underlying Fund*	cost	from sale	12/31/15	Income	Gain(Loss)
Touchstone Arbitrage Fund	$7,574,836	$653,177	$9,086,278	$31,972	$138,500
Touchstone Dynamic Equity Fund	8,066,111	437,246	8,983,207	2,373	104,857
Touchstone Flexible Income Fund	5,761,201	853,544	7,966,687	131,899	9,002
Touchstone Credit Opportunities Fund	6,263,170	86,239	6,070,346	33,100	7,141
Touchstone Large Cap Fund	3,685,873	63,454	3,530,043	27,119	(202)
Touchstone Active Bond Fund	171,468	2,333,486	—	48,027	20,188
Touchstone Emerging Markets Equity Fund	70,965	449,200	—	—	(102,060)
Touchstone Global Real Estate Fund	28,062	449,202	—	6,027	(25,139)
Touchstone Growth Opportunities Fund	35,008	474,454	—	—	67,917
Touchstone High Yield Fund	596,370	1,285,573	—	40,735	(96,127)
Touchstone International Fixed Income Fund	77,999	3,389,774	—	—	(583,294)
Touchstone International Small Cap Fund	13,753	488,803	—	—	128,266
Touchstone International Value Fund	168,036	2,180,282	—	—	34,997
Touchstone Mid Cap Value Fund	28,889	460,787	—	3,774	(6,092)
Touchstone Premium Yield Equity Fund, Class Y	300,523	2,095,252	—	42,034	(25,086)
Touchstone Sands Capital Institutional Growth Fund	233,786	2,466,197	—	—	363,528
Touchstone Small Cap Fund	31,841	473,406	—	—	75,605
Touchstone Total Return Bond Fund	752,807	9,409,911	—	199,745	(118,588)
Touchstone Ultra Short Duration Fixed Income Fund	432,714	9,201,870	—	109,898	(223,724)
Touchstone Value Fund	156,252	2,327,416	—	12,492	931,716
Touchstone Institutional Money Market Fund	11,700	2,210,622	—	100
Total:	$34,461,364	$41,789,895	$35,636,561	$689,295	$701,405

Dynamic Diversified Income Fund

	Purchases at	Proceeds	Market Value	Dividend	Net Realized
Underlying Fund*	cost	from sale	12/31/15	Income	Gain(Loss)
Touchstone Credit Opportunities Fund	$16,679,699	$405,986	$15,992,437	$—	$19,010
Touchstone High Yield Fund	12,295,505	574,549	12,771,139	201,957	(3,797)
Touchstone Premium Yield Equity Fund, Class Y	8,315,107	1,057,091	11,871,707	218,884	857,417
Touchstone Flexible Income Fund	7,462,145	1,272,463	10,819,401	190,368	10,576
Touchstone Total Return Bond Fund	1,726,746	6,385,955	6,011,214	291,891	43,605

56

Notes to Financial Statements (Continued)

Dynamic Diversified Income Fund

	Purchases at	Proceeds	Market Value	Dividend	Net Realized
Underlying Fund*	cost	from sale	12/31/15	Income	Gain(Loss)
Touchstone International Value Fund	$562,482	$3,995,903	$4,352,134	$146,960	$230,000
Touchstone Global Real Estate Fund	1,686,709	864,949	3,031,119	87,298	(4,051)
Touchstone Active Bond Fund	82,613	2,823,983	—	63,017	(98,961)
Touchstone Arbitrage Fund	1,334,317	4,677,553	—	—	64,435
Touchstone Dynamic Equity Fund	20,043	3,511,086	—	—	825,774
Touchstone Emerging Markets Equity Fund	140,690	1,693,269	—	—	(408,157)
Touchstone Focused Fund	28,044	3,000,280	—	—	1,068,974
Touchstone Growth Opportunities Fund	42,787	1,941,074	—	—	308,920
Touchstone International Fixed Income Fund	239,175	4,498,306	—	—	(769,033)
Touchstone International Small Cap Fund	21,286	3,066,909	—	—	862,965
Touchstone Mid Cap Fund	807,707	3,573,804	—	—	604,838
Touchstone Mid Cap Value Fund	870,996	1,803,741	—	10,558	(20,222)
Touchstone Sands Capital Emerging Markets Growth Fund	157,651	2,779,060	—	87,138	(209,742)
Touchstone Sands Capital Institutional Growth Fund	204,766	7,839,429	—	—	1,379,725
Touchstone Small Cap Fund	15,640	963,416	—	—	167,454
Touchstone Small Cap Growth Fund	27,959	1,016,463	—	—	108,142
Touchstone Small Cap Value Fund	63,044	921,301	—	11,350	(121,078)
Touchstone Ultra Short Duration Fixed Income Fund	238,834	9,031,500	—	112,388	(226,666)
Touchstone Value Fund	108,309	6,642,863	—	38,150	3,034,856
Touchstone Institutional Money Market Fund	41,660	2,828,737	—	129	—
Total:	$53,173,914	$77,169,670	$64,849,151	$1,460,088	$7,724,984

Dynamic Global Allocation Fund

	Purchases at	Proceeds	Market Value	Dividend	Net Realized
Underlying Fund*	Cost	from sale	12/31/15	Income	Gain(Loss)
Touchstone International Small Cap Fund	$372,510	$1,285,468	$7,376,087	$50,769	$376,152
Touchstone International Value Fund	18,246,785	1,454,179	32,571,817	1,096,781	304,051
Touchstone Credit Opportunities Fund	11,967,627	254,494	11,509,205	62,808	12,450
Touchstone Sands Capital Institutional Growth Fund	6,213,115	3,406,996	17,122,567	—	1,627,543
Touchstone Total Return Bond Fund	11,792,072	3,187,123	20,287,872	385,048	29,838
Touchstone Value Fund	3,656,300	1,789,052	14,198,386	211,763	1,968,799
Touchstone High Yield Fund	7,666,780	422,346	8,549,167	171,236	(5,697)

57

Notes to Financial Statements (Continued)

Dynamic Global Allocation Fund

	Purchases at	Proceeds	Market Value	Dividend	Net Realized
Underlying Fund*	cost	from sale	12/31/15	Income	Gain(Loss)
Touchstone Sands Capital Emerging Markets Growth Fund	$149,498	$597,474	$7,006,118	$—	$(19,689)
Touchstone Mid Cap Fund	1,172,143	493,764	6,973,565	5,535	180,348
Touchstone Small Cap Value Opportunities Fund	4,763,162	76,802	4,172,747	—	306,978
Touchstone Global Real Estate Fund	135,944	2,425,122	2,891,011	100,894	(84,582)
Touchstone Arbitrage Fund	12,959	2,439,483	—	—	36,231
Touchstone Dynamic Equity Fund	8,982	7,014,136	—	—	1,493,606
Touchstone Emerging Markets Equity Fund	316,681	6,999,362	—	—	(1,723,924)
Touchstone Flexible Income Fund	1,861,411	6,576,067	—	154,392	(47,519)
Touchstone Focused Fund	—	11,404,884	—	—	4,104,050
Touchstone Growth Opportunities Fund	682,238	6,283,260	—	—	772,417
Touchstone International Fixed Income Fund	104,629	2,253,764	—	—	(364,187)
Touchstone Mid Cap Value Fund	21,476	3,627,747	—	21,237	456,927
Touchstone Premium Yield Equity Fund, Class Y	300,974	11,132,158	—	180,051	(66,249)
Touchstone Small Cap Fund	23,040	5,542,944	—	—	838,749
Touchstone Small Cap Growth Fund	28,148	4,082,545	—	—	424,578
Touchstone Small Cap Value Fund	95,574	3,482,092	—	29,604	(103,411)
Touchstone Ultra Short Duration Fixed Income Fund	96,234	7,190,967	—	63,282	(177,425)
Total:	$69,688,282	$93,422,229	$132,658,542	$2,533,400	$10,340,034

* All affiliated fund investments are in Institutional Class shares, unless otherwise indicated.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on February 12, 2015, the Board approved an Agreement and Plan of Reorganization between the Institutional Money Market Fund and the Dreyfus Cash Management Fund advised by The Dreyfus Corporation (“Dreyfus”), pursuant to which the Institutional Money Market Fund would be reorganized on a tax-free basis with and into the Dreyfus Cash Management Fund.

At a special meeting of shareholders of the Institutional Money Market Fund, held on May 8, 2015, shareholders voted to approve the Agreement and Plan of Reorganization. The reorganization took place on June 19, 2015.

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

58

Notes to Financial Statements (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended December 31, 2015 and December 31, 2014 are as follows:

	Dynamic		Controlled Growth
	Equity Fund		with Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
From ordinary income	$95,614	$421,192	$534,451	$1,023,920
Total distributions	$95,614	$421,192	$534,451	$1,023,920

	Dynamic Diversified		Dynamic Global
	Income Fund		Allocation Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
From ordinary income	$1,027,948	$1,791,047	$1,874,238	$2,190,334
From long-term capital gains	—	—	3,439,667	4,341,964
Total distributions	$1,027,948	$1,791,047	$5,313,905	$6,532,298

The following information is computed on a tax basis for each item as of December 31, 2015:

	Dynamic	Controlled Growth
	Equity Fund	with Income Fund
Tax cost of portfolio investments	$111,884,912	$36,072,291
Gross unrealized appreciation	5,030,797	182,825
Gross unrealized depreciation	(3,633,550)	(261,417)
Net unrealized appreciation (depreciation)	1,397,247	(78,592)
Net unrealized appreciation (depreciation) on written options and short sales	1,308,320	—
Accumulated capital and other losses	(109,168,963)	(125,314)
Undistributed ordinary income	754,478	8,391
Accumulated earnings (deficit)	$(105,708,918)	$(195,515)

	Dynamic Diversified	Dynamic Global
	Income Fund	Allocation Fund
Tax cost of portfolio investments	$78,860,996	$140,784,877
Gross unrealized appreciation	26,927	7,382,248
Gross unrealized depreciation	(3,449,615)	(5,194,278)
Net unrealized appreciation (depreciation)	(3,422,688)	2,187,970
Accumulated capital and other losses	(12,827,222)	(8,007,140)
Undistributed ordinary income	—	—
Undistributed capital gains	—	4,025,301
Other temporary differences	—	25,455
Accumulated earnings (deficit)	$(16,249,910)	$(1,768,414)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals.

59

Notes to Financial Statements (Continued)

As of December 31, 2015, the Funds had the following capital loss carryforwards for federal income tax purposes:

							No	No
	Short Term Expiring On*						Expiration	Expiration
	2016		2017		2018		Short Term*	Long Term*	Total
Dynamic Equity Fund	$31,726,954		$77,442,009		$—		$—	$—	$109,168,963
Controlled Growth with Income Fund			101,993	**	23,321		—	—	125,314
Dynamic Diversified Income Fund	—		8,025,856		4,801,366	**	—	—	12,827,222
Dynamic Global Allocation Fund	234,472	**	1,930,810	**	5,841,858	**	—	—	8,007,140

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules impacting the Funds. The provisions of the Act first became effective for the Funds’ fiscal year ended December 31, 2012 and are applicable to all subsequent fiscal years. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

**May be subject to limitation.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2015, the following Funds utilized capital loss carryforwards or had capital loss carryforwards expire:

Fund	Utilized	Expired
Dynamic Equity Fund	$7,501,540	$18,553,747
Controlled Growth with Income Fund	262,991	—
Dynamic Diversified Income Fund	7,509,019	—
Dynamic Global Allocation Fund	2,073,752	2,399,754

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2015, the Funds did not elect to defer any losses.

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2012 through 2015) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the reclassification of distributions received, expiration of prior year capital loss carryforwards and capitalized dividends on short sales have been made to the following Funds for the year ended December 31, 2015:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income(Loss)	Gains(Losses)
Dynamic Equity Fund	$(18,553,494)	$2,989	$18,550,505
Controlled Growth with Income Fund	—	114,671	(114,671)
Dynamic Diversified Income Fund	(4,311)	25,443	(21,132)
Dynamic Global Allocation Fund	2,393,293	136,277	(2,529,570)

60

Notes to Financial Statements (Continued)

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

7. Principal Risks

Risk Associated with Concentration — Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility in the Funds’ NAVs and magnified effect on the total return.

Risk Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Risks Associated with Interest Rate Changes — As interest rates rise, the value of fixed-income securities a Fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Risks Associated with Leverage — By investing the proceeds received from selling securities short, the Dynamic Equity Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long or short equity positions and may cause the Fund’s NAV to be more volatile than if the Fund had not used leverage. This could result in increased volatility of returns.

Please see the Funds’ prospectus for a complete discussion of these and other risks.

61

Notes to Financial Statements (Continued)

8. Fund Mergers

Allocation Funds’ Class Conversions:

At a meeting held August 20, 2015, the Board approved an Agreement and Plan of Reorganization providing for the conversion of Institutional Class shares to Class Y shares for the Allocation Funds, each a series of the Trust. The tax-free conversion took place November 23, 2015.

				After
	Before Reorganization			Reorganization
	Institutional
	Class		Class Y	Class Y
	Shares		Shares	Shares
Controlled Growth with Income Fund
Shares	5,266	(A)	814,012	819,278
Net Assets	$57,554		$8,897,003	$8,954,557
Net Asset Value	$10.93	(A)	$10.93	$10.93
Dynamic Diversified Income Fund
Shares	2,931	(B)	1,490,397	1,493,328
Net Assets	$36,657		$18,638,857	$18,675,514
Net Asset Value	$12.51	(B)	$12.51	$12.51
Dynamic Global Allocation Fund
Shares	1,302	(C)	1,021,516	1,022,818
Net Assets	$16,690		$13,093,510	$13,110,200
Net Asset Value	$12.82	(C)	$12.82	$12.82

(A) Reflects a 1.0014:1 reverse stock split which occurred on the date of reorganization, November 23, 2015.

(B) Reflects a 0.9954:1 stock split which occurred on the date of reorganization, November 23, 2015.

(C) Reflects a 0.9956:1 stock split which occurred on the date of reorganization, November 23, 2015.

Dynamic Global Allocation Fund:

At a meeting held August 20, 2015, the Board approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Growth Allocation Fund to the Touchstone Dynamic Global Allocation Fund, each a series of the Trust. The tax-free merger took place November 23, 2015.

				After
	Before Reorganization			Reorganization
	Touchstone		Touchstone	Touchstone
	Growth		Dynamic Global	Dynamic Global
	Allocation Fund		Allocation Fund	Allocation Fund
Class A
Shares	1,861,288	(A)	3,941,804	5,803,092
Net Assets	$23,665,130		$50,117,759	$73,782,889
Net Asset Value	$12.71	(A)	$12.71	$12.71
Class C
Shares	1,476,741	(B)	3,025,813	4,502,554
Net Assets	$18,389,246		$37,679,221	$56,068,467
Net Asset Value	$12.45	(B)	$12.45	$12.45
Class Y*
Shares	405,861	(C)	1,022,818	1,428,679
Net Assets	$5,202,192		$13,110,200	$18,312,392
Net Asset Value	$12.82	(C)	$12.82	$12.82

Fund Total
Shares Outstanding	3,417,583		7,990,435	11,734,325

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Notes to Financial Statements (Continued)

			After
	Before Reorganization		Reorganization
	Touchstone	Touchstone	Touchstone
	Growth	Dynamic Global	Dynamic Global
	Allocation Fund	Allocation Fund	Allocation Fund
Net Assets	$47,256,568	$100,907,180	$148,163,748
Unrealized Appreciation (Depreciation)	$5,285,107	$9,377,991	$14,663,098

(A) Reflects a 1.1045:1 reverse stock split which occurred on the date of reorganization, November 23, 2015.

(B) Reflects a 1.0808:1 reverse stock split which occurred on the date of reorganization, November 23, 2015.

(C) Reflects a 1.1091:1 reverse stock split on Class Y shares and a 1.0070:1 reverse stock split on Institutional Class shares, which occurred on the date of reorganization, November 23, 2015.

* The Touchstone Growth Allocation Fund had Institutional Class shares outstanding immediately prior to the reorganization, which were exchanged for Class Y shares of the corresponding Touchstone Fund.

Assuming this reorganization had been completed on January 1, 2015, the Dynamic Global Allocation Fund’s results of operations for the year ended December 31, 2015 would have been as follows:

Net investment income	$1,582,980
Net realized and unrealized loss on investments	$(1,178,410)
Net increase in asset from operations	$404,570

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Dynamic Global Allocation Fund that have been included in its statement of operations since the reorganization.

9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

63

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Touchstone Dynamic Equity Fund, Touchstone Controlled Growth with Income Fund, Touchstone Dynamic Diversified Income Fund, and Touchstone Dynamic Global Allocation Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Dynamic Equity Fund, Touchstone Controlled Growth with Income Fund (formerly, Touchstone Conservative Allocation Fund),Touchstone Dynamic Diversified Income Fund (formerly, Touchstone Balanced Allocation Fund), and Touchstone Dynamic Global Allocation Fund (formerly, Touchstone Moderate Growth Allocation Fund) (the “Funds”) (four of the funds constituting the Touchstone Strategic Trust) as of December 31, 2015, and the related statements of operations and the statement of cash flows of Touchstone Dynamic Equity Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the five-month period ended December 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through July 31, 2012 were audited by other auditors whose report dated September 21, 2012 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Touchstone Dynamic Equity Fund, Touchstone Controlled Growth with Income Fund, Touchstone Dynamic Diversified Income Fund, and Touchstone Dynamic Global Allocation Fund (four of the funds constituting the Touchstone Strategic Trust) at December 31, 2015, the results of their operations and its cash flows for Touchstone Dynamic Equity Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the five-month period ended December 31, 2012, in conformity with U.S generally accepted accounting principles.

Cincinnati, Ohio

February 19, 2016

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Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2015 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.

Dynamic Equity Fund	100.00%
Controlled Growth with Income Fund	42.34%
Dynamic Diversified Income Fund	49.29%
Dynamic Global Allocation Fund	78.52%
Growth Allocation Fund	100.00%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended December 31, 2015 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage for.

Dynamic Equity Fund	100.00%
Controlled Growth with Income Fund	35.37%
Dynamic Diversified Income Fund	27.66%
Dynamic Global Allocation Fund	28.80%
Growth Allocation Fund	100.00%

For the year ended December 31, 2015, the Dynamic Global Allocation Fund designated $7,464,968 as long-term capital gains.

Foreign Tax Income & Foreign Tax Credit

Dynamic Diversified Income Fund and Dynamic Global Allocation Fund intend to pass through a foreign tax credit to their respective shareholders. For the fiscal year ended December 31, 2015, the total amount of foreign source income is $213,768 or $0.03 per share and $948,846 or $0.08 per share, respectively. The total amount of foreign taxes to be paid is $10,490 or $0.002 per share and $36,151 or $0.003 per share, respectively. Shareholders’ allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at www. Touchstone Investments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; or (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

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Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including with respect to reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		December 31,	July 1,	December 31,	December 31,
		2015	2015	2015	2015*
Touchstone Dynamic Equity Fund
Class A	Actual	2.06%	$1,000.00	$1,059.90	$10.70	**
Class A	Hypothetical	2.06%	$1,000.00	$1,014.82	$10.46	**

Class C	Actual	2.81%	$1,000.00	$1,055.60	$14.56	**
Class C	Hypothetical	2.81%	$1,000.00	$1,011.04	$14.24	**

Class Y	Actual	1.78%	$1,000.00	$1,061.20	$9.25	**
Class Y	Hypothetical	1.78%	$1,000.00	$1,016.23	$9.05	**

Institutional Class	Actual	1.76%	$1,000.00	$1,061.10	$9.14	**
Institutional Class	Hypothetical	1.76%	$1,000.00	$1,016.33	$8.94	**

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Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		December 31,	July 1,	December 31,	December 31,
		2015	2015	2015	2015*
Touchstone Controlled Growth with Income Fund***
Class A	Actual	0.49%	$1,000.00	$991.70	$2.46
Class A	Hypothetical	0.49%	$1,000.00	$1,022.74	$2.50

Class C	Actual	1.24%	$1,000.00	$987.80	$6.21
Class C	Hypothetical	1.24%	$1,000.00	$1,018.95	$6.31

Class Y	Actual	0.24%	$1,000.00	$993.00	$1.21
Class Y	Hypothetical	0.24%	$1,000.00	$1,024.00	$1.22

Touchstone Dynamic Diversified Income Fund***
Class A	Actual	0.49%	$1,000.00	$964.60	$2.43
Class A	Hypothetical	0.49%	$1,000.00	$1,022.74	$2.50

Class C	Actual	1.24%	$1,000.00	$961.70	$6.13
Class C	Hypothetical	1.24%	$1,000.00	$1,018.95	$6.31

Class Y	Actual	0.24%	$1,000.00	$966.00	$1.19
Class Y	Hypothetical	0.24%	$1,000.00	$1,024.00	$1.22

Touchstone Dynamic Global Allocation Fund***
Class A	Actual	0.49%	$1,000.00	$951.60	$2.41
Class A	Hypothetical	0.49%	$1,000.00	$1,022.74	$2.50

Class C	Actual	1.24%	$1,000.00	$948.50	$6.09
Class C	Hypothetical	1.24%	$1,000.00	$1,018.95	$6.31

Class Y	Actual	0.24%	$1,000.00	$953.10	$1.18
Class Y	Hypothetical	0.24%	$1,000.00	$1,024.00	$1.22

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

**	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $8.05, $11.92, $6.60 and $6.49, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $7.88, $11.67, $6.46, and $6.36, respectively.

***	The annualized expense ratios for the Allocation Funds do not include fees and expenses of the Underlying Funds in which the Allocation Funds invest.

Advisory and Sub-Advisory Agreement Approval Disclosure

At a meeting held on November 19, 2015, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Strategic Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and the Touchstone Dynamic Equity Fund’s Sub-Advisor. The Sub-Advisory Agreement relating to Touchstone Controlled Growth with Income Fund (formerly, Touchstone Conservative Allocation Fund), Touchstone Dynamic Diversified Income Fund (formerly, Touchstone Balanced Allocation Fund) and Touchstone Dynamic Global Allocation Fund (formerly, Touchstone Moderate Growth Fund) was not up for renewal because it had been initially approved for a two-year period in August 2015.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement, the Advisor furnished information necessary for a majority of the Independent Trustees to make

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Other Items (Unaudited) (Continued)

the determination that the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisor’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement within dependent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with other advisors; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.

The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts regular on-site compliance visits with each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Funds. The Board noted that the Advisor’s compliance monitoring processes also include quarterly reviews of compliance reports, and that any significant issues arising from such reports and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit the Funds’ net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the

68

Other Items (Unaudited) (Continued)

advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board considered that the Funds’ distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended June 30, 2015, and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived portions of the fees and/or reimbursed expenses of the Funds in order to reduce the Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Dynamic Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six- and twelve-month periods ended June 30, 2015 was in the 3rd quintile of its peer group. The Fund’s performance for the thirty-six-month period ended June 30, 2015 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Controlled Growth with Income Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six-, twelve- and thirty-six month periods ended June 30, 2015 was in the 4th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance as well as changes to the Fund’s sub-advisor, investment goals and principal investment strategies that were scheduled to take effect on or about November 23, 2015. Based upon their review, the Trustees concluded that the Fund’s

69

Other Items (Unaudited) (Continued)

performance was being addressed, and that the advisory fee was reasonable in light of the services received by the Fund and the other factors considered.

Touchstone Dynamic Diversified Income Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and at the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six- and twelve-month periods ended June 30, 2015 was in the 4th quintile of its peer group. The Fund’s performance for the thirty-six-month period ended June 30, 2015 was in the 5th quintile. The Board noted management’s discussion of the Fund’s performance as well as changes to the Fund’s sub-advisor, investment goals and principal investment strategies that were scheduled to take effect on or about November 23, 2015. Based upon their review, the Trustees concluded that the Fund’s performance was being addressed, and that the advisory fee was reasonable in light of the services received by the Fund and the other factors considered.

Touchstone Dynamic Global Allocation Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six- and twelve-month periods ended June 30, 2015 was in the 3rd quintile of its peer group. The Fund’s performance for the thirty-six-month period ended June 30, 2015 was in the 5th quintile. The Board noted management’s discussion of the Fund’s performance as well as changes to the Fund’s sub-advisor and principal investment strategies that were scheduled to take effect on or about November 23, 2015. Based upon their review, the Trustees concluded that the Fund’s performance was being addressed, and that the advisory fee was reasonable in light of the services received by the Fund and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for the Funds contain breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the respective Fund’s assets increased. The Board also noted that if a Fund’s assets increase over time, the Fund also might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the Touchstone Dynamic Equity Fund’s Sub-Advisory Agreement, the Board considered various factors with respect to the Fund and the Sub-Advisory Agreement, among them: (1) the nature, extent and

70

Other Items (Unaudited) (Continued)

quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with other advisors; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by the Sub-Advisor, including information presented periodically throughout the previous year. The Board noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisor to discuss their performance and investment processes and strategies. The Board considered the Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities for the Touchstone Dynamic Equity Fund.

Sub-Advisor’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of the Sub-Advisor and any indirect benefits derived by the Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Touchstone Dynamic Equity Fund. In considering the profitability to the Sub-Advisor of its relationship with the Fund, the Board noted the undertaking of the Advisor to maintain expense limitations for the Fund and also noted that the sub-advisory fees under the Sub-Advisory Agreement were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and are negotiated at arm’s-length. As a consequence, the profitability to the Sub-Advisor of its relationship with the Touchstone Dynamic Equity Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Sub-Advisor’s management of the Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for the Fund contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels if the Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that the Touchstone Dynamic Equity Fund pays an advisory fee to the Advisor and that the Advisor pays a sub-advisory fee to the Sub-Advisor out of the advisory fees it receives from the Fund. The Board considered the amount retained by the Advisor and the sub-advisory fees paid to the Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with the Sub-Advisor at arm’s-length. The Board reviewed the sub-advisory fee for the Touchstone Dynamic Equity Fund in relation to various comparative data, including the median and average sub-advisory fees of the Fund’s peer group, and considered the following information.

Touchstone Dynamic Equity Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered the Touchstone Dynamic Equity Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended June 30, 2015 as compared to the Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board also noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Sub-Advisor. The Board also was mindful of the Advisor’s ongoing monitoring of the Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to the Touchstone Dynamic Equity Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding the Sub-Advisory Agreement with respect to the Touchstone Dynamic Equity Fund,

71

Other Items (Unaudited) (Continued)

among others: (a) the Sub-Advisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) the Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of the Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to the Touchstone Dynamic Equity Fund was in the best interests of the Fund and its shareholders.

Board Considerations with respect to Approval of Sub-Advisory Agreement

At an in-person meeting held on August 20, 2015 (the “Meeting”), Touchstone Advisors, Inc. (the “Advisor”) proposed the replacement of the current sub-advisor of the Touchstone Controlled Growth with Income Fund (formerly, Touchstone Conservative Allocation Fund), Touchstone Dynamic Diversified Income Fund (formerly, Touchstone Balanced Allocation Fund) and Touchstone Dynamic Global Allocation Fund (formerly, Touchstone Moderate Growth Fund) (the “Funds”), Ibbotson Associates Inc. (“Ibbotson”), to the Board of Trustees (the “Board”) of Touchstone Strategic Trust. The Board approved replacing Ibbotson with Wilshire Associates Incorporated (“Wilshire”). In connection with this change, the Board also approved changes to each Fund’s investment goal (in the case of Touchstone Controlled Growth with Income Fund and Touchstone Dynamic Diversified Income Fund), principal investment strategies and name that were scheduled to take effect on or about November 23, 2015.

The Advisor and Wilshire provided the Board with various written materials in advance of the Meeting to assist with the Board’s consideration of a new Sub-Advisory Agreement between the Advisor and Wilshire (the “New Sub-Advisory Agreement”). The Advisor provided written and oral information stating the basis for its recommendation to engage Wilshire and to transition the Funds to the proposed investment strategies. The information also included details regarding Wilshire’s: (a) investment philosophy and investment process; (b) investment management services proposed to be provided to the Funds; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed sub-advisory fees that would be paid to Wilshire by the Advisor; and (f) reputation, expertise and resources as an investment advisor. The Board then discussed the written materials that the Board received before the Meeting and all other information that the Board received at the Meeting.

The Board, including the Independent Trustees voting separately, unanimously determined that the proposal to approve the New Sub-Advisory Agreement for each Fund would be in the best interests of that Fund. In approving the New Sub-Advisory Agreement for each Fund, the Board considered various factors, among them: (1) the nature, extent, and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) Wilshire’s proposed compensation; (3) the simulated performance of Wilshire’s proposed strategy; and (4) the terms of the New Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor and Wilshire regarding the services to be provided by Wilshire. The Board considered Wilshire’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Funds. The Board also took into consideration that the Advisor was satisfied with Wilshire’s in-house risk and compliance teams.

72

Other Items (Unaudited) (Continued)

Wilshire’s Compensation. The Board took into consideration the financial condition of Wilshire and any direct and indirect benefits to be derived by Wilshire and its affiliates, from Wilshire’s relationship with the Funds. In considering the anticipated level of profitability to Wilshire and its affiliates, the Board noted the proposed contractual undertaking of the Advisor to maintain the current levels of expense limitations for the Funds, that the proposed sub-advisory fees under the New Sub-Advisory Agreement would be paid by the Advisor out of the advisory fees that it receives from the Funds, and that the proposed sub-advisory fees were negotiated at arm’s length between the Advisor and Wilshire. As a consequence, the anticipated level of profitability to Wilshire from its relationship with the Funds was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Wilshire’s management of the Funds to be a substantial factor in its consideration, although the Board noted that the proposed sub-advisory fee schedules contain breakpoints that would reduce the sub-advisory fee rate if Fund assets exceed specified levels.

Sub-Advisory Fees and Fund Performance. The Board considered that the Funds would pay advisory fees to the Advisor and that the Advisor would pay sub-advisory fees to Wilshire out of the advisory fee. The Board also considered certain comparative fee information concerning the current sub-advisory fees that were paid to Ibbotson for managing the Funds. The Board also compared Wilshire’s proposed sub-advisory fees to the sub-advisory fees paid to Ibbotson, noting that, for each Fund, the proposed sub-advisory fee schedule with Wilshire was identical to the current sub-advisory fee schedule with Ibbotson. The Board considered the amount of the advisory fee for each Fund to be retained by the Advisor and the amount to be paid to Wilshire, with respect to the various services to be provided by the Advisor and Wilshire. The Board also noted that the Advisor negotiated the sub-advisory fees with Wilshire at arm’s length. The Board also noted that that identical expense caps were expected to remain in place for the Funds following the sub-advisor change.

The Board considered the simulated performance of Wilshire’s strategies and the Funds’ performance record under Ibbotson’s management. The Board also reviewed Wilshire’s investment performance, highlighting the firm’s strong performance in its global allocation fund product, as well as its incorporation of liquid alternative strategies. Based upon their review, the Trustees concluded that each Fund’s proposed sub-advisory fee was reasonable in light of the services to be provided by Wilshire.

Conclusion. The Board reached the following conclusions regarding the New Sub-Advisory Agreement: (a) Wilshire is qualified to manage each Fund’s assets in accordance with such Fund’s investment goal and policies; (b) Wilshire maintains an appropriate and effective compliance program; (c) each Fund’s proposed sub-advisory fee is reasonable in relation to the services to be provided by Wilshire; and (d) Wilshire’s proposed investment strategies are appropriate for pursuing the investment goal of the Funds. In considering the approval of the New Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. Based on its conclusions, the Board, including a majority of the Independent Trustees, determined that approval of the New Sub-Advisory Agreement was in the best interests of each Fund and its shareholders.

73

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at Touchstone Investments.com.

Interested Trustee[1]:
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	39	Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to 2011; IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Every Child Succeeds (a social services agency) from 2007 to the present; Taft Museum of Art from 2007 to the present; and YWCA of Greater Cincinnati from 2012 to the present.
Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	39	Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	39	None.

74

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (charitable organization) from 2012 to 2013.	39	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Episcopal Retirement Homes Foundation from 1998 to 2011 (a charitable organization).
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	39	Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present; and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	39	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; and Al Neyer Inc. (a construction company) from 2013 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust' s Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	As of December 31, 2015, the Touchstone Fund Complex consists of 17 series of the Trust, 1 series of Touchstone Institutional Funds Trust, 2 series of Touchstone Investment Trust, 12 series of Touchstone Funds Group Trust, 1 series of Touchstone Tax-Free Trust, and 6 variable annuity series of Touchstone Variable Series Trust.

[3]	Each Trustee is also a Trustee of Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Funds Group Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

75

Management of the Trust (Unaudited) (Continued)

The following is a list of the Principal Officers of the Trusts, the length of time served and principal occupations for the past five years.

Principal Officers:
Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Age	Trust[1]	Time Served	During the Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. (2003 to 2010).
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Ellen Blanchard BNY Mellon 201 Washington St, 34th Fl. Boston, MA 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.

1 Each officer also holds the same office with the Touchstone Institutional Funds Trust, Touchstone Investment Trust,

Touchstone Funds Group Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

79

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-54CC-TST-AR-1512

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (December Funds) totaled $59,800 and $65,000 in fiscal 2015 and 2014, respectively, including fees associated with the annual audit and filing of Form N-1A and Form NSAR.

Audit-Related Fees

(b)	Audit related fees totaled $17,000 for 2015 and $0 for 2014, respectively. The fees related to issuing consents for N-1A and N-14 filings.

Tax Fees

(c)	The fees for tax compliance services totaled $17,170 for 2015 and $15,400 for 2014. The fees relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $573 for 2015 and $433 for 2014, respectively. The fees are related to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (December Funds) and certain entities*, totaled approximately $17,743 and $15,833 in 2015 and 2014, respectively.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Strategic Trust

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	2/26/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	2/26/16

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	2/26/16

* Print the name and title of each signing officer under his or her signature.